                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               CIGNA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                                                        [CIGNA LOGO]

                                                         CIGNA Corporation
                                                         One Liberty Place
                                                         1650 Market Street
                                                         Philadelphia, PA
                                                         19192-1550
                                                         March 22, 2002

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

CIGNA Corporation Shareholders:

The annual meeting of shareholders will be held on Wednesday, April 24, 2002 at 3:30 p.m. at The Gregg Conference Center at The American College, at 270 S. Bryn Mawr Avenue, Bryn Mawr, Pennsylvania. Directions to The Gregg Conference Center are on the back of the attached proxy statement.

At the meeting, we will ask the shareholders to:

1.  Elect four directors for terms expiring in April 2005;

2. Ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2002; and

3.  Approve the CIGNA Executive Incentive Plan.

We plan a brief business meeting focused on these items, then we will attend to any other proper business that may arise. We also will offer time for your questions and comments.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1, 2 AND 3. These proposals are described in the proxy statement.

CIGNA shareholders of record at the close of business on February 28, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof. Your vote is important, even if you do not own many shares. We urge you to mark, date, sign and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

CIGNA will begin mailing the proxy statement, proxy/voting instruction card, and 2001 Annual Report to Shareholders on or about March 22, 2002.

Sincerely,

[/s/ H. EDWARD HANWAY]
H. EDWARD HANWAY
Chairman and Chief Executive Officer

By order of the Directors

[/s/ CAROL J. WARD]
CAROL J. WARD, Corporate Secretary

                               CIGNA CORPORATION
                               ONE LIBERTY PLACE
                               1650 MARKET STREET
                          PHILADELPHIA, PA 19192-1550

                                PROXY STATEMENT
                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT CIGNA'S ANNUAL MEETING............    2
PROPOSALS THAT REQUIRE A SHAREHOLDER VOTE...................    2
HOW TO VOTE.................................................    4
INFORMATION ABOUT ITEM 1: ELECTION OF DIRECTORS.............    6
   --   Management's nominees...............................    6
   --   Directors who will continue in office...............    7
   --   Stock held by directors and executive officers......    8
   --   Board of directors and committees...................   10
   --   Summary of committee responsibilities...............   10
   --   Non-employee director compensation..................   11
   --   Transactions with affiliates........................   12
INFORMATION ABOUT ITEM 2: RATIFICATION OF APPOINTMENT OF
  INDEPENDENT ACCOUNTANTS...................................   13
   --   Additional Information about PricewaterhouseCoopers
     LLP....................................................   13
AUDIT COMMITTEE REPORT......................................   14
INFORMATION ABOUT ITEM 3: APPROVAL OF THE CIGNA EXECUTIVE
  INCENTIVE PLAN............................................   14
OTHER MATTERS THAT MAY ARISE AT THE MEETING.................   17
VOTING REQUIREMENTS.........................................   17
EXECUTIVE COMPENSATION......................................   18
   --   Summary compensation table..........................   18
   --   Option grants table.................................   19
   --   Option exercises and value table....................   20
   --   Long-term incentive plan awards table...............   21
   --   Pension plan table..................................   21
   --   Termination of employment...........................   23
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION..............................................   24
PERFORMANCE GRAPH...........................................   27
COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING
  REQUIREMENTS..............................................   27
LARGEST SECURITY HOLDERS....................................   28
SOLICITATION EXPENSES.......................................   28
2003 ANNUAL MEETING.........................................   28
APPENDIX A -- AUDIT COMMITTEE CHARTER.......................  A-1
APPENDIX B -- CIGNA EXECUTIVE INCENTIVE PLAN................  B-1

                GENERAL INFORMATION ABOUT CIGNA'S ANNUAL MEETING

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting will be held on Wednesday, April 24, 2002 at 3:30 p.m. at The Gregg Conference Center at The American College located at 270 S. Bryn Mawr Avenue, Bryn Mawr, Pennsylvania. Directions are on the back of the proxy statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Anyone who owns CIGNA common stock as of the close of business on February 28, 2002 is entitled to one vote per share owned. There were 141,516,105 shares of CIGNA common stock outstanding on that date.

WHO IS SEEKING AUTHORITY TO VOTE MY SHARES AND WHEN?

CIGNA's Board of Directors is soliciting your "proxy," or your authorization for our representatives to vote your shares. Your proxy will be effective for the April 24, 2002 meeting and at any adjournment (or continuation) of that meeting.

WHAT IF MY SHARES ARE NOT REGISTERED IN MY NAME?

If you and other residents at your mailing address own shares of CIGNA stock in street name, your broker or bank may have notified you that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice is known as "householding." Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Your broker or bank will send one copy of our annual report and proxy statement to your address. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If you would like to receive your own set of CIGNA's future annual report and proxy statement or if you share an address with another CIGNA shareholder and together both of you would like to receive only a single set of CIGNA annual disclosure documents, please contact Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at 800-542-1061. Be sure to indicate your name, the name of your brokerage firm or bank and your account number. The revocation of your consent to householding will be effective 30 days following its receipt.

If you did not receive an individual copy of this year's proxy statement or our annual report, we will send a copy to you if you address a written request to CIGNA Corporation, Shareholder Services, 1601 Chestnut Street, TL37A, Philadelphia, PA 19192 or call 215-761-3516.

                   PROPOSALS THAT REQUIRE A SHAREHOLDER VOTE

Management is presenting three proposals for a shareholder vote.

                         ITEM 1.  ELECTION OF DIRECTORS

THE BOARD RECOMMENDS THAT YOU VOTE FOR PETER N. LARSON, JOSEPH NEUBAUER, CAROL COX WAIT AND MARILYN WARE TO BE DIRECTORS WITH TERMS EXPIRING APRIL 2005.

You can find information about these nominees, as well as information about CIGNA's board of directors and its committees, director compensation, and other related matters, beginning on page 6.

       ITEM 2.  RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR 2002.

You can find information about CIGNA's relationship with PricewaterhouseCoopers LLP beginning on page 13.

            ITEM 3.  APPROVAL OF THE CIGNA EXECUTIVE INCENTIVE PLAN

THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO APPROVE THE CIGNA EXECUTIVE INCENTIVE PLAN.

You can find information about the Amended and Restated CIGNA Executive Incentive Plan beginning on page 14.

                                  HOW TO VOTE

THERE ARE FOUR WAYS THAT YOU CAN VOTE YOUR SHARES.

1. BY MAIL. Mark your voting instructions on, and sign and date, the proxy card and then return it in the postage-paid envelope provided. If you mail your proxy card, we must receive it before the polls close at the end of the meeting.

If we receive your signed proxy card, but you do not give voting instructions, our representatives will vote your shares FOR Items 1, 2, and 3. If any other matters arise during the meeting that require a vote, the representatives will exercise their discretion.

2. BY TELEPHONE. If you are in the United States or Canada, call 1-877-779-8683, which is a toll-free number. If you are outside of the United States or Canada, call 1-201-536-8073. The telephone voting system is available 24 hours a day until 5:00 p.m. E.D.T. on April 23, 2002.

In order to vote by telephone, you need the control number on your proxy card. Each shareholder has a unique control number so that we can ensure that all voting instructions are genuine and prevent duplicate voting.

Once you are into the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions. If you use the telephone voting system, you do not need to return your proxy card.

3. OVER THE INTERNET. The Web site for voting is at http://www.eproxyvote.com/ci.

In order to vote on the Internet, you need the control number on your proxy card. Each shareholder has a unique control number so that we can ensure that all voting instructions are genuine and prevent duplicate voting. The Internet voting system is available 24 hours a day until 5:00 p.m. E.D.T. on April 23, 2002.

Once you are into the Internet voting system, you can record and confirm (or change) your voting instructions. If you use the Internet voting system, you do not need to return your proxy card.

4. IN PERSON. Attend the annual meeting, or send a personal representative with an appropriate proxy, in order to vote.

REQUIREMENTS FOR CONFIDENTIAL VOTING. If you want your vote to be confidential, you must indicate that when you submit your proxy. If you choose confidential voting, your votes can be revealed to CIGNA only in limited circumstances, such as to meet a legal requirement or in contested board elections.

HOW TO REVOKE YOUR PROXY OR CHANGE YOUR VOTING INSTRUCTIONS

There are four ways that you can revoke your proxy or change your voting instructions.

1. WRITE TO THE CORPORATE SECRETARY, CAROL J. WARD, AT THE ADDRESS GIVEN FOR CIGNA CORPORATION IN THE MEETING NOTICE (ON THE COVER OF THIS PROXY STATEMENT). Your letter should contain the name in which your shares are registered, your control number, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. She must receive your letter before the annual meeting begins.

2. SUBMIT A NEW PROXY CARD BEARING A DATE LATER THAN YOUR LAST VOTE. We must receive your new proxy card before the annual meeting begins.

3. ENTER NEW INSTRUCTIONS ON EITHER THE TELEPHONE OR INTERNET VOTING SYSTEM BEFORE 5:00 p.m. E.D.T. on April 23, 2002.

4. ATTEND THE ANNUAL MEETING AND VOTE IN PERSON (OR BY PERSONAL REPRESENTATIVE WITH AN APPROPRIATE PROXY).

WHAT TO DO IF YOU HAVE MONEY IN THE CIGNA STOCK FUND OF YOUR CIGNA OR INTRACORP 401(K) PLAN

If you have money in the CIGNA Stock Fund of the CIGNA 401(k) Plan or the Intracorp 401(k) Performance Sharing Plan, you do not actually own shares of CIGNA stock. The plan trustees do. Under the plans, however, you do have "pass-through voting rights" based on your interest--the amount of money you have invested -- in the CIGNA Stock Fund.

You may exercise pass-through voting rights in almost the same way that shareholders may vote their shares, but you have an earlier deadline. If your voting instructions are received by 5:00 P.M. E.D.T. ON APRIL 19, 2002, the trustee will submit a proxy that reflects your instructions. If you do not give voting instructions (or give them late), the trustees will vote your interest in the CIGNA Stock Fund as instructed by a CIGNA management advisory committee.

You may send your instructions to your plan trustee by using the mail (proxy/voting instruction card), telephone or Internet methods described on page
4. You may NOT vote in person at the annual meeting.

Your voting instructions will be kept confidential under the terms of the plans.

                           INFORMATION ABOUT ITEM 1:
                             ELECTION OF DIRECTORS

The board nominated four of CIGNA's twelve incumbent directors to stand for reelection at the annual meeting for terms ending April 2005. All nominees have consented to serve, and the board does not know of any reason why any would be unable to serve. If a nominee becomes unavailable or unable to serve before the annual meeting, the board can either reduce its size or designate a substitute nominee. If the board designates a substitute, proxies that would have been cast for the original nominee will be cast for the substitute nominee.

The board has set 70 years as the retirement age for non-employee directors. Pursuant to this policy, incumbent director Alfred C. DeCrane, Jr. will retire as of the 2002 Annual Meeting.

MANAGEMENT'S NOMINEES FOR TERMS TO EXPIRE IN APRIL 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THESE NOMINEES.

All of the nominees are current members of the board whose terms expire this year.

  NAME, AGE, AND YEAR FIRST
  ELECTED TO THE BOARD                        BUSINESS BACKGROUND

  Peter N. Larson, 62                         --   Chairman and Chief Executive Officer from 1995
  Director since 1997                         until June 2000 of Brunswick Corporation (a producer
                                                   of recreational consumer products).

                                              --   Executive Officer and director of Johnson &
                                              Johnson (a health care product maker) from 1991
                                                   until 1995.

                                              --   Director of the New York Stock Exchange and
                                              Click Commerce, Inc.

  Joseph Neubauer, 60                         --   Chairman and Chief Executive Officer of ARAMARK
  Director since 1998                              Corporation (a service management company)
                                                   since 1984.

                                              --   Director of Verizon Communications Inc.,
                                              Federated Department Stores, Inc., and Wachovia
                                                   Corporation.

  Carol Cox Wait, 59                          --   Director, President, and Chief Executive
  Director since 1995                         Officer, Committee for a Responsible Federal Budget
                                                   (a bipartisan, educational, non-profit
                                                   organization) since 1981.

                                              --   President of Carol Cox and Associates (a
                                              consulting firm) since 1984.

  Marilyn Ware, 58                            --   Director (since 1982) and Chairman (since 1988)
  Director since 1993                         of American Water Works Company, Inc. (a water
                                                   utility holding company).

                                              --   Chief Executive Officer of The Ware Family
                                              Offices, and Manager of Amworks, LLC.

                                              --   Director of Ikon Office Solutions, Inc.

DIRECTORS WHO WILL CONTINUE IN OFFICE.

  NAME, AGE AND YEAR                                                               CURRENT TERM
  FIRST ELECTED TO THE BOARD          BUSINESS BACKGROUND                          EXPIRES IN

  Robert H. Campbell, 64              --   Chairman from 1992 and Chief            April 2004
  Director since 1992                 Executive Officer from 1991 until July
                                           2000 of Sunoco, Inc. (domestic
                                           refiner and marketer of petroleum
                                           products). President of Sunoco, Inc.
                                           from 1991 until 1996.

                                      --   Director of Hershey Foods, Inc. and
                                           Hypercar, Inc.

  Fred Hassan, 56                     --   Chairman of the Board of Pharmacia      April 2003
  Director since 2001                 Corporation (a research based global
                                           pharmaceutical company) since
                                           February 2001 and Chief Executive
                                           Officer since March 2000. President
                                           and Chief Executive Officer of
                                           Pharmacia and Upjohn, Inc.
                                           (predecessor of Pharmacia) from May
                                           1997 until March 2000. Executive
                                           Vice President and Director of
                                           American Home Products Corporation
                                           from 1995 until May 1997.

                                      --   Director of Avon Products, Inc.

  H. Edward Hanway, 50                --   Chairman of the Board of CIGNA          April 2003
  Director since 1999                 Corporation since December 2000. Chief
                                           Executive Officer since January
                                           2000. President since January 1999
                                           and Chief Operating Officer from
                                           January 1999 until January 2000.
                                           President of CIGNA HealthCare from
                                           1996 until 1999. President of CIGNA
                                           International from 1989 until 1996.
                                           Associated with CIGNA since 1978.

                                      --   Chairman of MedUnite Inc. since
                                      January 2001, Director since June 2000
                                           and Chairman of Coalition for
                                           Affordable Quality Healthcare since
                                           July 2001, Director since June 2000
                                           and Treasurer from June 2000 until
                                           July 2001.

  Joseph M. Magliochetti, 60          --   Chairman of Dana Corporation            April 2003
  Director since 2001                 (supplier of components, modules and
                                           complete systems to global vehicle
                                           manufacturers and related
                                           aftermarkets) since April 2000,
                                           Chief Executive Officer since
                                           February 1999, Chief Operating
                                           Officer from 1997 until 1999,
                                           President and Director since 1996.

                                      --   Director of BellSouth Corporation
                                      and member of the New York Stock Exchange
                                           Nominating Committee.

  NAME, AGE, AND YEAR                                                              CURRENT TERM
  FIRST ELECTED TO THE BOARD          BUSINESS BACKGROUND                          EXPIRES IN

  Charles R. Shoemate, 62             --   Chairman, President, and Chief          April 2004
  Director since 1991                 Executive Officer from 1990 until October
                                           2000 of Bestfoods (consumer food
                                           company).

                                      --   Director of International Paper
                                      Company, Chevron-Texaco Inc. and member
                                           of the Unilever Advisory Board.

  Louis W. Sullivan, M.D., 68         --   President, Morehouse School of          April 2004
  Director since 1993                 Medicine (educational institution) since
                                           1981, except from 1989 until 1993,
                                           when he served as the U.S. Secretary
                                           of Health and Human Services.

                                      --   Director of Bristol-Myers Squibb
                                      Company, EndoVascular Instruments, Inc.,
                                           Equifax Inc., Georgia Pacific
                                           Corporation, Household
                                           International, Inc., Minnesota
                                           Mining & Manufacturing Co. and
                                           BioSante Pharmaceuticals, Inc.

  Harold A. Wagner, 66                --   Chairman of Agere Systems, Inc.         April 2003
  Director since 1997                 since December 2001.

                                      --   Chairman and Chief Executive Officer
                                           from 1992 until November 2000 of Air
                                           Products and Chemicals, Inc.
                                           (supplier of industrial gases and
                                           related equipment and selected
                                           chemicals). President of Air Prod-
                                           ucts and Chemicals, Inc. from 1992
                                           until 1998.

                                      --   Director of United Technologies
                                      Corporation, PACCAR, Inc., Agere Systems,
                                           Inc. and Arsenal Digital Solutions
                                           Worldwide, Inc.

STOCK HELD BY DIRECTORS AND EXECUTIVE OFFICERS AS OF JANUARY 31, 2002

The following table shows:

 -- how much CIGNA common stock each director, nominee, the Chief Executive Officer, and the four other most highly compensated executive officers own, either directly or "beneficially";

 -- how much CIGNA common stock the directors, nominees, and executive officers own as a group, either directly or "beneficially"; and

 -- the number of "common stock equivalents" that non-employee directors and executive officers have accumulated under deferred compensation arrangements.

       Stock is owned "beneficially" by the person that exercises voting or investment power over the security, even if someone else is the record owner.

       "Common stock equivalents" track the economic performance of common stock but do not carry voting rights.

  -------------------------------------------------------------------------------------------------------------------------
                                                            SHARES THAT CAN       HOLDINGS IN
                                                            BE ACQUIRED           CIGNA
                                                            WITHIN 60 DAYS OF     STOCK
                            WHOLLY-OWNED     RESTRICTED     JANUARY 31, 2002      FUNDS OF        COMMON
                            COMMON           COMMON         BY EXERCISING         401(K)          STOCK
  NAME                      STOCK            STOCK          STOCK OPTIONS         PLANS           EQUIVALENTS       TOTAL
  -------------------------------------------------------------------------------------------------------------------------
  Directors
  -------------------------------------------------------------------------------------------------------------------------
  Robert H. Campbell            1,111           4,500                 -0-              -0-             9,019         14,630
  -------------------------------------------------------------------------------------------------------------------------
  Alfred C. DeCrane, Jr.        3,869           4,500                 -0-              -0-            19,893         28,262
  -------------------------------------------------------------------------------------------------------------------------
  H. Edward Hanway             96,026           7,500             503,088              146           202,477        809,237
  -------------------------------------------------------------------------------------------------------------------------
  Fred Hassan                   67(1)             -0-                 -0-              -0-               -0-             67
  -------------------------------------------------------------------------------------------------------------------------
  Peter N. Larson               1,000           4,500                 -0-              -0-             4,597         10,097
  -------------------------------------------------------------------------------------------------------------------------
  Joseph M. Magliochetti          -0-             -0-                 -0-              -0-               188            188
  -------------------------------------------------------------------------------------------------------------------------
  Joseph Neubauer               3,154           4,500                 -0-              -0-             3,525         11,179
  -------------------------------------------------------------------------------------------------------------------------
  Charles R. Shoemate        6,879(2)           4,500                 -0-              -0-             5,303         16,682
  -------------------------------------------------------------------------------------------------------------------------
  Louis W. Sullivan, M.D.       2,240           4,500                 -0-              -0-             5,647         12,387
  -------------------------------------------------------------------------------------------------------------------------
  Harold A. Wagner              3,745           4,500                 -0-              -0-             3,537         11,782
  -------------------------------------------------------------------------------------------------------------------------
  Carol Cox Wait                  523           4,500                 -0-              -0-             4,700          9,723
  -------------------------------------------------------------------------------------------------------------------------
  Marilyn Ware              83,651(3)           4,500                 -0-              -0-             3,349         91,500
  -------------------------------------------------------------------------------------------------------------------------
  Named Executive Officers
  -------------------------------------------------------------------------------------------------------------------------
  James G. Stewart             83,394          30,910             436,610              143           416,582        967,639
  -------------------------------------------------------------------------------------------------------------------------
  William M. Pastore           64,354             -0-             147,828              143             9,972        222,297
  -------------------------------------------------------------------------------------------------------------------------
  Thomas C. Jones              22,491          22,500             136,184              142           108,658        289,975
  -------------------------------------------------------------------------------------------------------------------------
  Donald M. Levinson           45,177          26,230             312,747              141           284,801        669,096
  -------------------------------------------------------------------------------------------------------------------------
  All directors, nominees
  and executive officers
  as a group including
  those named above (21
  persons)                    451,668         130,810           1,691,542            3,791         1,112,278      3,390,089
  -------------------------------------------------------------------------------------------------------------------------

(1) Mr. Hassan acquired 2,750 additional shares in February 2002.

(2) All of these shares of common stock are held by a limited liability company controlled by Mr. Shoemate and his spouse, as to which Mr. Shoemate shares voting and dispositive power with his spouse.

(3) 81,000 of these shares are held in a limited partnership; Ms. Ware has sole voting and dispositive power as to these shares.

Additional information about stock held by directors and executive officers.

 -- No director or executive officer beneficially owns more than 1.0% of CIGNA's outstanding common stock. Directors, nominees, and executive officers as a group beneficially own 1.61% of the outstanding common stock. These beneficial ownership percentages have been calculated exclusive of common stock equivalents and based on 141,477,878 shares of common stock outstanding on January 31, 2002.

 -- On January 31, 2002, the CIGNA Pension Plan held 292,500 shares, or approximately 0.21% of the outstanding common stock. A CIGNA management advisory committee determines how these shares will be voted.

 -- On January 31, 2002, the CIGNA Stock Funds of CIGNA's two 401(k) plans for employees held a total of 3,621,232 shares, or approximately 2.56% of the outstanding common stock. A CIGNA management advisory committee determines how these shares will be voted only to the extent those plans' individual participants do not give voting instructions.

 -- The directors and executive officers control the voting and investment of all shares of common stock they own beneficially, except as described elsewhere. This number includes shares of common stock that they have the option to buy within 60 days of January 31, 2002 and shares of restricted common stock.

 -- All except one executive officer participated in the CIGNA Stock Fund of the CIGNA 401(k) Plan on January 31, 2002.

BOARD OF DIRECTORS AND COMMITTEES

The full board held five meetings during 2001. The board has five committees:
Audit, Corporate Governance, Executive, Finance, and People Resources. The following table shows the members of each committee and how many meetings were held during 2001. Each director attended at least 75% of the meetings of the board and of his or her assigned committees.

               CURRENT COMMITTEE MEMBERSHIP AND MEETINGS HELD DURING 2001
 --------------------------------------------------------------------------------------
                                          CORPORATE                         PEOPLE
 NAME                             AUDIT*  GOVERNANCE*  EXECUTIVE  FINANCE*  RESOURCES*
 --------------------------------------------------------------------------------------
 R. H. Campbell                     C                      M         M
 --------------------------------------------------------------------------------------
 A. C. DeCrane, Jr.                 M                      M         M
 --------------------------------------------------------------------------------------
 H. E. Hanway                                              C
 --------------------------------------------------------------------------------------
 F. Hassan                          M                                M
 --------------------------------------------------------------------------------------
 P. N. Larson                       M          C
 --------------------------------------------------------------------------------------
 J. Magliochetti                    M          M
 --------------------------------------------------------------------------------------
 J. Neubauer                        M          M
 --------------------------------------------------------------------------------------
 C. R. Shoemate                                            M         C           M
 --------------------------------------------------------------------------------------
 L. W. Sullivan, M.D.                                                M           C
 --------------------------------------------------------------------------------------
 H. A. Wagner                                                        M           M
 --------------------------------------------------------------------------------------
 C. C. Wait                                    M                                 M
 --------------------------------------------------------------------------------------
 M. Ware                                       M                                 M
 --------------------------------------------------------------------------------------
 # of 2001 meetings                 4          2           0         3           3

C = Chair       M = Member      * = Chair and Members are non-employee directors

SUMMARY OF COMMITTEE RESPONSIBILITIES

Audit Committee (Complete text of the Audit Committee's charter is provided in Appendix A.)

 -- Reviewing and reporting to the board on whether CIGNA's accounting policies are appropriate, internal controls are adequate, and the financial information we report to the public is reliable.

 --   Reviewing and approving audit plans.

 --   Reviewing CIGNA's Annual Report on Form 10-K.

 -- Reviewing and advising the board concerning the work of the internal auditors and independent accountants.

 --   Recommending the independent accountants for appointment by the board.

 -- Reviewing, monitoring, and advising the board about CIGNA's compliance with laws and regulations, any material regulatory examinations, and any material illegal acts or contingencies.

Corporate Governance Committee

 -- Reviewing, advising, and reporting to the board on the structure, organization, compensation, performance and effectiveness of the board.

 --   Advising the board about procedures governing the election of directors.

 -- Considering and generating suggestions for board membership. Shareholder suggestions should be submitted to the Corporate Secretary no later than October 1, 2002 for consideration in 2002.

 -- Overseeing CIGNA's positions and policies regarding shareholder relations and political and charitable contributions.

Executive Committee

The Executive Committee is authorized to exercise the board's authority in managing CIGNA's business between regular board meetings.

Finance Committee

 -- Reviewing, advising, and reporting to the board on the management of CIGNA's financial resources and invested assets, the annual capital plan, shareholder dividends, and capital position.

 -- Implementing proposed capital commitments in amounts established by the board.

 -- Reviewing investment policies, strategies, and guidelines for CIGNA and its individual subsidiaries and affiliates.

People Resources Committee

 -- Reviewing and reporting to the board on the management of CIGNA's human resources, including personnel policies and policy controls, people development including diversity programs, and employee compensation and benefits.

 -- Reviewing and approving, subject to board ratification, executive compensation plans (including targets and payouts), any compensation plan that involves the issuance of stock, and (if required by law) adoption of and changes to qualified benefit plans.

 -- Setting the Chief Executive Officer's compensation (subject to board ratification), approving the compensation of other senior executives, and making stock-related awards.

 --   Reviewing succession plans for principal executive officers.

NON-EMPLOYEE DIRECTOR COMPENSATION

The compensation package for non-employee directors has several components.

Annual retainer. Each director receives $50,000. At least $25,000 of the annual retainer must be paid in shares of CIGNA common stock or stock equivalents.

Committee member retainer. Each director receives $10,000 annually for each committee membership. Committee chairs and members of the Executive Committee do not receive this retainer.

Committee chair retainer. Each committee chair other than the chair of the Executive Committee receives $15,000.

Directors have several payment options for their compensation. Directors can elect to receive more (or all) of their remaining cash compensation in:

 --   common stock;

 --   common stock equivalents; or

 -- deferred cash compensation credited at the same rates of return earned on employee participant contributions to certain funds offered by the CIGNA 401(k) Plan.

Annual Credit. Each director is entitled to an annual credit of $46,000 to a Restricted Deferred Compensation Account under the Deferred Compensation Plan for Directors of CIGNA Corporation. This amount is credited in restricted common stock equivalents, and is payable when a director dies or retires from the board.

When CIGNA instituted the Annual Credit, CIGNA froze the existing Retirement and Consulting Plan for Directors of CIGNA Corporation. That plan offered annual payments equal to the annual retainer when a director retired so long as the director did not compete with CIGNA and remained available for consultation. A director who retired at the mandatory age of 70 would receive payments until death. A director who retired after age 65 but before the age of 70 would receive payments for a period equal to the number of months served as a director or, in some cases, could elect a single discounted lump sum payment.

Directors who had vested rights under the frozen plan as of December 31, 1996 were given the option to continue to accrue benefits under that plan or start participating in the new Deferred Compensation Plan with a credit equal to the amount of their accrued benefits. Mr. DeCrane, a retiring director, elected to continue accruing benefits under the frozen plan. In April 2001, Mr. DeCrane received a credit of $35,000 of deferred restricted equivalents under the Deferred Compensation Plan so that his compensation would be consistent with that of other directors.

Hypothetical Dividends. Hypothetical dividends are paid on common stock equivalents and restricted common stock equivalents and can be reinvested in equivalents or invested in the hypothetical investments available for deferred cash compensation.

Restricted stock. Any non-employee director who was not an officer or employee of CIGNA or any of its subsidiaries in the preceding ten years is entitled to a one-time grant of 4,500 shares of common stock under the Restricted Stock Plan for Non-Employee Directors of CIGNA Corporation. A director who receives shares under this plan can collect dividends and vote the shares, but cannot transfer them until the later of:

 --   six months from the date of grant; or

 -- end of service due to death, disability, a change of control, retirement at or after age 70, or with the consent of a majority of the other members of the board.

Shares are forfeited if a director's service ends for any other reason.

Travel accident coverage.  Each director is provided $204,000 of coverage.

Financial planning. Each director can use the financial planning services available to CIGNA executive officers.

Insurance. Each director may purchase or participate in life insurance, medical/dental care programs, property/casualty personal lines insurance programs, and matching gift programs available to CIGNA employees. One director who elected to do so participates in a life insurance program available to employees of Connecticut General Corporation before CIGNA was formed.

TRANSACTIONS WITH AFFILIATES

CIGNA companies engaged in many transactions with entities (or their subsidiaries) of which CIGNA directors were executive officers or 10% shareholders during 2001. These transactions included:

 -- providing insurance coverages, health care services, pension contracts, and related products and services to these entities;

 --   purchasing various products and services from these entities;

 -- acquiring, disposing of, or holding debt or equity issued by these entities; and

 --   relying on the credit of these entities.

Various CIGNA directors and executive officers purchased products marketed by CIGNA companies.

In 2001, CIGNA paid approximately $365,000 in legal fees to the law firm of Davis & Harman LLP. Richard S. Belas, a member of Davis & Harman LLP, is the spouse of Judith E. Soltz, Executive Vice President and General Counsel of CIGNA.

During 2001, various CIGNA companies engaged in transactions with companies that beneficially own more than 5% of CIGNA's outstanding common stock listed on page
28. These transactions included, for JP Morgan Chase & Company, banking and investment management services and the purchase of JP Morgan Chase's debt instruments and, for Wellington Management Co. LLP, investment management services.

Management believes that these transactions were in the ordinary course of business and on terms as favorable as CIGNA would have received from unaffiliated persons or organizations. Transactions, service arrangements, and relationships similar to those described will likely occur in varying amounts during 2002.

                           INFORMATION ABOUT ITEM 2:
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee recommended, and the board approved, the appointment of PricewaterhouseCoopers LLP as independent accountants for 2002. The board wants shareholders to ratify this appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the board will reconsider it.

PricewaterhouseCoopers LLP has served as independent accountants for CIGNA and its subsidiaries since 1983, and performed the same role for Connecticut General Corporation, a predecessor company of CIGNA, and its subsidiaries since 1967. A representative from PricewaterhouseCoopers LLP will attend the annual meeting, may make a statement, and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

ADDITIONAL INFORMATION ABOUT PRICEWATERHOUSECOOPERS LLP

Audit Fees

Fees for professional services for PricewaterhouseCoopers LLP's audit of 2001 annual financial statements and reviews of quarterly financial statements were approximately $6.0 million.

Financial Information Systems Design and Implementation Fees

Fees for professional services rendered by PricewaterhouseCoopers LLP during 2001 for information technology services related to financial information system design and implementation were approximately $0.8 million.

All Other Fees

Other fees for professional services rendered by PricewaterhouseCoopers LLP during 2001 were approximately $9.3 million for audit-related services including among other items, financial process advisory services. Fees for non-audit related services were approximately $5.6 million for, among other items, business strategy consulting and tax-related services.

                             AUDIT COMMITTEE REPORT

This Audit Committee Report (except for the information in the fourth bullet point) is provided only for the purpose of this proxy statement. This Report shall not be incorporated, in whole or in part, in any other CIGNA filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Board of Directors has adopted a written charter for the Audit Committee. A summary description of the duties and powers of the Audit Committee is set forth at page 10 of this proxy statement.

All of the members of the Audit Committee are independent (as defined in the listing standards of the New York Stock Exchange).

Before CIGNA filed its Annual Report on Form 10-K for the year ended December 31, 2001 with the Securities and Exchange Commission, the Audit Committee:

 -- Reviewed and discussed with company management the audited financial statements included in the Form 10-K.

 -- Discussed with PricewaterhouseCoopers LLP, CIGNA's independent accountants, matters related to the conduct of its audit that are required to be communicated by auditors to audit committees by Statement on Auditing Standards No. 61, as amended.

 -- Received the communications from PricewaterhouseCoopers LLP required by Standard No. 1 of the Independence Standards Board to disclose all relationships that in the auditor's professional judgment may reasonably be thought to bear on their independence and to confirm their independence. Based on these communications, the Audit Committee discussed with PricewaterhouseCoopers LLP its independence from CIGNA.

 -- Reviewed and considered the compatibility of non-audit services provided by PricewaterhouseCoopers LLP with maintaining the auditor's independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in CIGNA's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
          Robert H. Campbell, Chairman
          Alfred C. DeCrane, Jr.
          Fred Hassan
          Peter N. Larson
          Joseph Magliochetti
          Joseph Neubauer

                           INFORMATION ABOUT ITEM 3:
                 APPROVAL OF THE CIGNA EXECUTIVE INCENTIVE PLAN

CIGNA's shareholders approved the CIGNA Executive Incentive Plan at the 1997 annual meeting. Under federal tax rules, CIGNA's shareholders must approve the plan every five years to maintain the tax deductibility of annual incentive bonuses to the named executive officers. Thus, the company is submitting the amended and restated plan to shareholders for approval.

CIGNA's success depends, in large part, on its ability to recruit and retain executives with outstanding ability and experience in a way that serves the company's best interests and those of its shareholders. The Board of Directors believes that the company can achieve this objective by motivating its officers with competitive compensation that is both conditioned upon achievement of CIGNA's financial goals and tax-deductible for the company. The Board believes that the Executive Incentive Plan helps the company meet this objective.

The purpose of the plan is:

          - to pay annual incentive bonuses to CIGNA's executive officers if they and CIGNA meet or exceed annual performance goals, and

          - to qualify these bonuses as "performance based compensation" under
            Section 162(m) of the Internal Revenue Code.

CIGNA may deduct for federal income tax purposes compensation over $1 million paid to its chief executive officer and the four other most highly paid executive officers that qualifies as "performance based compensation." Shareholder approval of the plan at the 1997 annual meeting was required to qualify bonuses paid under the plan as "performance based compensation."

In October 2001, the People Resources Committee recommended to the Board that CIGNA continue the plan, and the Board approved the plan in the form included in the proxy statement, subject to its approval by shareholders at the 2002 annual meeting.

The full text of the amended and restated plan is included in this proxy statement (Appendix B) for your information and review. Below is a summary of the plan. The material terms of the plan are the same as those originally approved by the shareholders in 1997. The Committee has made routine administrative amendments to the original plan.

To have the plan approved, CIGNA needs the affirmative vote of a majority of the shares of its common stock present in person or by proxy and entitled to vote at the 2002 annual meeting.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

SUMMARY OF THE PLAN

Plan Administration:  The People Resources Committee administers the plan.

Eligibility: The Committee designates the executive officers -- historically, CIGNA's chief executive and the heads of its operating and staff divisions -- that participate in the plan. Their participation in the plan is mandatory. These executive officers will participate in the plan for the performance period, which is a calendar year unless the Committee specifies another period. Except for some leaves of absence and termination of employment on account of retirement, death or disability, a participant must be continuously employed by CIGNA from the beginning of the performance period to the date of the award to be eligible to receive an award.

Performance Goals: The Committee will establish written, objective performance goals for a performance period generally within 90 days of the beginning of each performance period. The Committee must state performance goals as specific amounts of, or specific changes in, one or more of the following financial measures:

 --   revenues

 --   earnings

 --   earnings per share

 --   shareholders' equity

 --   return on equity

 --   assets

 --   return on assets

 --   capital

 --   return on capital

 --   book value

 --   economic value added

 --   operating margins

 --   cash flow

 --   shareholder return

 --   expenses

 --   expense ratios

 --   market share

In doing so, the Committee may define, within reason, the financial measures it uses. These definitions may also be subject to reasonable adjustments and may include or exclude items. Within a reasonable time after the close of a performance period, the Committee will determine whether the performance goals for that performance period have been met.

Limits on Awards: Participants are eligible to receive an award under the plan only if the Committee has certified in writing that the performance goals have been met. The maximum award for each participant will consist of:

 --   cash in the amount of $3 million; and

 -- in lieu of additional cash, 75,000 shares of common stock and/or restricted common stock to be paid under CIGNA's Long-Term Incentive Plan, which shareholders approved in 2000.

The Committee has sole and absolute discretion to reduce or eliminate entirely the award to one or more participants.

Deferrals of Awards: The Committee may determine, in its sole discretion, whether CIGNA will pay the award immediately or defer it until a later date or the occurrence of a particular event. A participant may also voluntarily defer receipt of an award.

Amendments and Adjustments: The Committee or the Board of Directors may amend the plan at any time. However, an amendment will not be effective without the prior approval of shareholders if their approval is necessary to continue to qualify the awards as "performance based compensation" or is otherwise required by any other applicable law, rule or regulation. The plan provides for appropriate adjustments in the number of shares awardable under the plan upon a stock dividend, stock split or other subdivision or combination of CIGNA's common stock, as well as in the number and/or kind of shares awardable under the plan following a merger, reorganization or other similar event.

Termination: The Committee or the Board of Directors may terminate the plan at any time.

Future Payments: CIGNA cannot determine the amounts of any future awards under the plan. The amount of any future awards will depend upon:

 --   the performance goals established from time to time by the Committee,

 -- CIGNA's performance and the performance of the participants during the applicable performance periods, and

 --   the Committee's exercise of downward discretion in making awards.

The bonuses that were paid for 2001 to the named executive officers under the plan are included in the "Bonus" column of the Summary Compensation Table on page 18 of this proxy statement.

                  OTHER MATTERS THAT MAY ARISE AT THE MEETING

We do not know of any other matters that will come before the shareholders during the annual meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

The Chairman of the meeting may refuse to allow presentation of a proposal or a nominee for the board if the proposal or nomination was not properly submitted. The requirements for properly submitting proposals and nominations for this year's meeting were described in CIGNA's 2001 Proxy Statement and were the same as those described on page 28 for next year's meeting.

                              VOTING REQUIREMENTS

In order to transact business at an annual meeting, we must have a "quorum," or the presence of a prescribed number of voting shares. For this meeting, we need the holders of two-fifths of the issued and outstanding shares entitled to vote to either be represented by proxy or attend.

Assuming we attain a quorum, the four nominees who receive a plurality (the greatest number) of votes cast on Item 1 will be elected as directors. We need the affirmative vote of a majority of the shareholders present in person at the meeting or represented by proxy to ratify the appointment of independent accountants and to approve the CIGNA Executive Incentive Plan.

If you attend the meeting or submit your proxy but abstain from voting, your shares will count towards a quorum. Abstentions will not affect the outcome of the election of directors, but they will be treated as negative votes on the ratification of appointment of independent accountants and the approval of the CIGNA Executive Incentive Plan.

Many CIGNA shareholders own their shares in "street name," which means that brokers are actually the record owners entitled to vote the shares. Brokers will have discretionary authority to vote on Items 1, 2 and 3 described in this proxy statement, which means that your broker can vote your street name shares even if you do not give specific voting instructions.

                             EXECUTIVE COMPENSATION

What follows is information about how CIGNA compensates its Chief Executive Officer and each of the four most highly compensated executive officers other than the CEO at the end of 2001. Together these five individuals are called the "named executive officers."

                           SUMMARY COMPENSATION TABLE

This table shows the various forms of compensation awarded to each of the named executive officers in the past three years. Other tables in this proxy statement, such as the options grants table on page 19 and the long-term incentive plan awards table on page 21, provide more detail about specific types of compensation.

                                                                                LONG-TERM COMPENSATION
                                                                          -----------------------------------
                                            ANNUAL COMPENSATION                   AWARDS             PAYOUTS
                                     ----------------------------------   -----------------------   ---------
            (A)               (B)      (C)        (D)          (E)           (F)          (G)                      (I)
                                                              OTHER       RESTRICTED   SECURITIES      (H)      ALL OTHER
                                                              ANNUAL        STOCK      UNDERLYING     LTIP       COMPEN-
                                     SALARY      BONUS     COMPENSATION    AWARD(S)     OPTIONS      PAYOUTS     SATION
NAME AND PRINCIPAL POSITION   YEAR     ($)        ($)          ($)          ($)(1)        (#)        ($)(2)      ($)(3)
---------------------------   ----   -------   ---------   ------------   ----------   ----------   ---------   ---------
H. Edward Hanway............  2001   986,500   2,625,000        -0-             -0-     262,026            --    204,400
  Chairman and                2000   896,200   4,375,000        -0-             -0-     284,526     3,800,000    152,500
  Chief Executive Officer     1999   711,500   2,500,000        -0-         562,500     228,612     2,400,000     82,800
Thomas C. Jones(4)..........  2001   568,300     935,000        -0-       2,467,600     100,105            --     67,200
  President, CIGNA            2000   536,500     990,000        -0-             -0-     103,982     1,367,000     54,700
  Retirement                  1999        --          --         --              --          --            --         --
  and Investment Services
James G. Stewart............  2001   701,900     600,000        -0-       2,841,500     174,329            --     64,900
  Executive Vice President    2000   671,900     900,000        -0-             -0-     187,935     1,867,000     74,900
  and Chief Financial
    Officer                   1999   636,500     975,000      3,500         375,000     230,908     1,867,000     72,500
William M. Pastore..........  2001   634,600     540,000        -0-             -0-     136,345            --     73,800
  President, CIGNA            2000   504,800     975,000        -0-             -0-     118,791     1,200,000     58,300
  HealthCare                  1999   435,300     725,000      5,800             -0-      68,367       933,000     44,300
Donald M. Levinson..........  2001   551,900     510,000        -0-       2,438,000     109,507            --     59,300
  Executive Vice President    2000   521,900     700,000        -0-             -0-     138,354     1,200,000     64,200
  Human Resources & Services  1999   493,300     750,000      6,100         300,000     127,235       933,000     62,400

------------------------
(1) The following named executive officers held the following aggregate shares of restricted stock, with the following values, at December 31, 2001: Mr. Hanway, 7,500 shares valued at $694,900; Mr. Jones, 22,500 shares at $2,085,000; Mr. Stewart, 30,910 shares at $2,864,000; and Mr. Levinson, 26,230 shares at $2,430,000. CIGNA pays dividends on restricted stock.

(2) Long-term compensation for the three-year period ending December 31, 2000 was paid in cash in May, 2001. Long-term compensation for the three-year period ending December 31, 2001 will be paid in May, 2002. We explain the long-term incentive plan on page 21.

(3)  The amounts shown in column (i) include:

    -- CIGNA's contributions under its regular and supplemental 401(k) plans in the following amounts for 2001: Mr. Hanway, $192,400; Mr. Jones, $55,800; Mr. Stewart, $57,400; Mr. Pastore, $57,700; and Mr. Levinson, $44,800.

    -- The value of benefits under CIGNA's Financial Services Program (covering financial planning, tax preparation, and legal services related to financial and estate planning), which, for 2001, were as follows: Mr. Hanway, $12,000; Mr. Jones, $11,400; Mr. Stewart, $7,500; Mr. Pastore, $16,100; and Mr. Levinson, $14,500.

(4) Mr. Jones announced his retirement as President, CIGNA Retirement and Investment Services, in February, 2002.

                       OPTION GRANTS IN FISCAL YEAR 2001

The following table provides additional information about the stock options granted in 2001 to the named executive officers. Those stock options are shown in column (g) of the summary compensation table on page 18. CIGNA did not grant stock appreciation rights in 2001.

                                                                                                       GRANT
                                      INDIVIDUAL GRANTS                                             DATE VALUE
----------------------------------------------------------------------------------------------      ----------
(A)                                                      (C)            (D)            (E)              (F)
                                         (B)             % OF
                                      NUMBER OF         TOTAL
                                      SECURITIES       OPTIONS        EXERCISE
                                      UNDERLYING      GRANTED TO      OR BASE                       GRANT DATE
                                       OPTIONS        EMPLOYEES        PRICE        EXPIRATION        PRESENT
NAME                                  GRANTED(#)       IN 2001         ($/SH)          DATE         VALUE($)(1)
----                                  ----------      ----------      --------      ----------      -----------
H. Edward Hanway
  New options(2)                       140,000           4.02         110.375        2/28/11         2,894,836
  Replacement options(3)                72,026           2.07         111.510             --(4)      1,624,897
  Replacement options                   25,000           0.72          90.165             --(5)        456,038
  Replacement options                   25,000           0.72          89.700        2/24/09           453,686
Thomas C. Jones
  New options                           33,000           0.95         110.375        2/28/11           682,354
  Replacement options                   24,491           0.70          92.930             --(6)        460,453
  Replacement options                   22,500           0.65          91.715             --(7)        417,490
  Replacement options                   20,114           0.58          87.250             --(8)        355,048
James G. Stewart
  New options                           38,000           1.09         110.375        2/28/11           785,741
  Replacement options                   43,853           1.26         107.375             --(9)        952,632
  Replacement options                    5,000           0.14         109.050        2/25/08           110,311
  Replacement options                   39,541           1.14         109.945             --(10)       879,520
  Replacement options                   47,935           1.38          91.715             --(11)       889,438
William M. Pastore
  New options                           74,000           2.13         110.375        2/28/11         1,530,128
  Replacement options                   56,390           1.62          94.025             --(12)     1,072,675
  Replacement options                    5,955           0.17          89.355        2/25/08           107,652
Donald M. Levinson
  New options                           32,600           0.94         110.375        2/28/11           674,083
  Replacement options                   49,177           1.41          93.000             --(13)       925,268
  Replacement options                   22,230           0.64          90.930             --(14)       408,949
  Replacement options                    5,500           0.16          91.300        2/24/09           101,591

---------------
(1) We used the Black-Scholes option pricing model, adapted for use in valuing employee stock options, to calculate these amounts. Our calculation required several assumptions: an expected option life of three years, a dividend yield of 1.24%, a price volatility of CIGNA common stock of 24.21%, and an annualized risk-free interest rate of 4.95%. The calculation also reflects a 5.0% discount per year for risk of forfeiture over the option vesting schedules. The actual value, if any, an executive may realize on options will depend on the excess of the stock price on the date the option is exercised over the exercise price. Executives will not necessarily realize the estimated value that the Black-Scholes model generates. CIGNA believes that no model can accurately predict the future price of CIGNA common stock or assign an accurate present value to stock options.

(2) New options become exercisable over a three-year period, with one-third becoming exercisable no earlier than the first anniversary of their grant date. New options have a replacement feature, which is described below in Note 3. Options granted in 1995 or later, and gains realized upon exercise of those options for certain periods, may be forfeited by the named executive officers if, following termination of employment with CIGNA, they engage in activities harmful to or in competition with CIGNA.

(3) In order to encourage executives to increase their share ownership, CIGNA grants one "replacement option" for each share of CIGNA stock that an executive uses to pay the exercise price of stock options. Replacement options become exercisable six months after their grant date, and terminate on the expiration date of the option that they replace. The exercise price of a replacement option is equal to the fair market value of CIGNA common stock on the grant date. All replacement options granted in 2001 have a replacement feature. Because replacement options replace shares that are used to buy new shares, replacement options maintain, but do not increase, the executive's total ownership of CIGNA shares and options.

(4) This replacement option grant includes 39,641 options expiring December 8, 2007; 11,203 options expiring February 25, 2008; and 21,182 options expiring February 23, 2010.

(5) This replacement option grant includes 19,124 options expiring February 23, 2010; and 5,876 options expiring February 24, 2009.

(6) This replacement option grant includes 8,853 options expiring February 25, 2008; 14,883 options expiring February 23, 2010; and 755 options expiring July 27, 2004.

(7) This replacement option grant includes 622 options expiring July 27, 2004; 3,604 options expiring February 22, 2005; and 18,274 options expiring February 24, 2009.

(8) This replacement option grant includes 5,916 options expiring February 24, 2009; 9,425 options expiring July 27, 2004 and 4,773 options expiring February 26, 2007.

(9) This replacement option grant includes 41,168 options expiring December 8, 2007; and 2,685 options expiring February 28, 2006.

(10) This replacement option grant includes 6,404 options expiring February 25, 2008; 13,723 options expiring February 23, 2010; 428 options expiring February 28, 2006; 4,500 options expiring February 26, 2007; and 14,486 options expiring February 24, 2009.

(11) This replacement option grant includes 19,519 options expiring February 24, 2009; 3,060 options expiring July 27, 2004; 8,381 options expiring February 28, 2006; and 16,975 options expiring February 26, 2007.

(12) This replacement option grant includes 7,794 options expiring February 25, 2008; 12,270 options expiring February 26, 2007; 12,570 options expiring February 23, 2010; 442 options expiring February 28, 2006; and 23,314 options expiring February 24, 2009.

(13) This replacement option grant includes 47,531 options expiring December 8, 2007; and 1,646 options expiring February 25, 2008.

(14) This replacement option grant includes 7,364 options expiring February 25, 2008; 12,169 options expiring February 23, 2010; and 2,697 options expiring February 24, 2009.

               AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2001 AND
                       2001 FISCAL YEAR-END OPTION VALUES

This table provides information about options exercised by the named executive officers during 2001, and about the unexercised stock options they held at the end of 2001. The named executive officers did not exercise or hold any stock appreciation rights during 2001.

            (A)                  (B)           (C)                   (D)                           (E)
                                                            NUMBER OF SECURITIES
                              NUMBER OF                    UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              SECURITIES                       OPTIONS AT 2001           IN-THE-MONEY OPTIONS AT
                              UNDERLYING                         YEAR-END(#)                2001 YEAR-END($)
                              EXERCISED       VALUE      ---------------------------   ---------------------------
NAME                          OPTIONS(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          ----------   -----------   -----------   -------------   -----------   -------------
H. Edward Hanway............   183,813      6,739,432      341,922        408,666       3,264,204      4,994,449
Thomas C. Jones.............    79,794      1,167,599       70,851        125,780         137,666        778,605
James G. Stewart............   236,409      9,424,051      335,175        221,768       2,760,434      3,541,883
William M. Pastore..........    74,477      1,139,235       93,995        124,788               0        451,919
Donald M. Levinson..........   134,932      4,939,041      249,818        179,829       2,862,934      3,285,959

              LONG-TERM INCENTIVE PLAN AWARDS IN FISCAL YEAR 2001

This table provides information about long-term incentive awards granted in 2001 to the named executive officers.

                                                                 ESTIMATED FUTURE PAYOUTS UNDER
                                                                   NON-STOCK PRICE BASED PLANS
                                                               -----------------------------------
                 (A)                    (B)         (C)           (D)          (E)          (F)
                                       NUMBER      PERIOD
                                         OF        UNTIL       THRESHOLD                  MAXIMUM
NAME                                   UNITS     MATURATION       ($)       TARGET($)       ($)
----                                   ------    ----------    ---------    ---------     -------
H. Edward Hanway.....................  46,670     3 years          *        3,500,250    9,334,000
Thomas C. Jones......................  11,000     3 years          *          825,000    2,200,000
James G. Stewart.....................  12,670     3 years          *          950,250    2,534,000
William M. Pastore...................  12,335     3 years          *          925,125    2,467,000
Donald M. Levinson...................  10,870     3 years          *          815,250    2,174,000

------------------------
* The discussion below explains the minimum amount payable under the CIGNA Long-Term Incentive Plan.

CIGNA provides long-term incentives to executive officers and other key employees by awarding them strategic performance units, called "SPUs", under the Long-Term Incentive Plan. The value of SPUs is based on CIGNA's achievement over a three-year period of financial and strategic performance objectives in comparison to a group of competitors that overall have business lines similar to CIGNA's.

The People Resources Committee assigns a value to SPUs by:

 -- Comparing CIGNA's return on equity for each year in the three-year performance period to the average return on equity of the group of competitors;

 -- Assigning points from zero, if CIGNA's return on equity is five or more percentage points below the competitors, to 100, if five or more percentage points above the competitors (the Committee may reduce any year's point total by up to 10 points); and

 -- Translating the combined three-year point score into dollars using a conversion formula established by the Committee when the SPUs are awarded.

The Committee has discretion to reduce the dollar value of each unit by up to $25, based on its judgment regarding strategic and financial performance during the period. The final dollar value of each unit may be from zero to $200. The Committee sets a target value for units when they are awarded, which is the target to be paid when CIGNA's three-year return on equity equals the competitors. The target is currently $75 per unit.

If within two years after a change of control of CIGNA an employee is terminated, or resigns because of certain adverse changes in employment conditions, that employee must be paid within 30 days for all SPU awards not yet valued and paid. The dollar value of each SPU would be the greatest of:

 --   the target value;

 --   the value for a unit paid in the preceding twelve-month period; or

 --   the average of the unit values for the last two unit payments.

No payment is made to an employee terminated after conviction of a felony involving fraud or dishonesty directed against CIGNA.

                               PENSION PLAN TABLE

The CIGNA Pension Plan provides two methods of determining retirement benefits. Messrs. Hanway, Stewart and Levinson, and most other employees hired before January 1, 1989 participate in Part A of the Plan. This table shows annual retirement benefits under Part A (before the Social Security offset of 50% of an individual's annual primary Social Security benefit) under a straight life annuity, computed assuming the recipient retires at age 65 after specified years of service and earnings.

                                                          YEARS OF SERVICE
                                 ------------------------------------------------------------------
REMUNERATION                         15            20            25            30            35
------------                     ----------    ----------    ----------    ----------    ----------
$1,000,000.....................  $  300,000    $  400,000    $  500,000    $  600,000    $  700,000
 1,400,000.....................     420,000       560,000       700,000       840,000       980,000
 1,800,000.....................     540,000       720,000       900,000     1,080,000     1,260,000
 2,200,000.....................     660,000       880,000     1,100,000     1,320,000     1,540,000
 2,600,000.....................     780,000     1,040,000     1,300,000     1,560,000     1,820,000
 3,000,000.....................     900,000     1,200,000     1,500,000     1,800,000     2,100,000
 3,400,000.....................   1,020,000     1,360,000     1,700,000     2,040,000     2,380,000
 3,800,000.....................   1,140,000     1,520,000     1,900,000     2,280,000     2,660,000
 4,200,000.....................   1,260,000     1,680,000     2,100,000     2,520,000     2,940,000
 4,600,000.....................   1,380,000     1,840,000     2,300,000     2,760,000     3,220,000

Under Part A, annual retirement benefits are based upon:

 -- the employee's earnings (generally, average annual earnings over the final 36 months of service);

 --   an annual accrual rate of 2%;

 --   length of credited service (up to a maximum of 30 years); and

 --   age at retirement.

Mr. Jones, Mr. Pastore and other employees hired on or after January 1, 1989 participate in Part B of the Pension Plan.

Pension benefits under Part B equal the sum of an employee's accumulated annual benefit and quarterly interest credits. Annual benefit credits are based on age, years of credited service and earnings. Quarterly interest credits are based on U.S. Treasury bond rates.

The estimated annual benefit under Part B for Mr. Jones upon his retirement from CIGNA in 2002 would be $57,000, and for Mr. Pastore at age 65 is $242,000. Mr. Pastore's estimate assumes level compensation until retirement, U.S. Treasury bond rate of 6.5%, current plan formulas and regulatory environment, and payout under a straight life annuity. Part B benefits may be paid at or after separation from service in cash in a lump sum or in an annuity form.

Covered earnings under both Part A and Part B include salary and bonuses, but not long-term incentive plan payouts or any other incentive awards. Salary and bonus information for the named executive officers is in columns (c) and (d) of the summary compensation table on page 18.

As of January 1, 2002, the named executive officers had the following years of credited service: Mr. Hanway, 24 years; Mr. Stewart, 35 years; Mr. Jones, 8 years; Mr. Pastore, 6 years; and Mr. Levinson, 31 years. (Mr. Levinson earned additional years of credited service pursuant to a retention agreement that vested in 2001.)

If Mr. Pastore and Mr. Jones comply with contractual obligations to CIGNA, which include obligations not to compete and to maintain confidentiality of business information and, in Mr. Pastore's case, if he continues employment with CIGNA until age 55, they will receive supplemental pension benefits from CIGNA. Mr. Jones will receive additional annual benefit credits under Part B of the Pension Plan. The estimated annual benefit under this supplemental arrangement upon his retirement from CIGNA would be $32,000. Mr. Pastore's supplemental pension benefit is based on the pension accrual formula of his former employer and covered earnings under the CIGNA plan. The estimated annual benefit under this supplemental arrangement upon his retirement from CIGNA at age 65 is $422,000. These estimates are based on the same assumptions as those described above to calculate their annual benefits under Part B.

The CIGNA Pension Plan (Part A and Part B) cannot be terminated, or benefit accruals reduced, for a three-year period following a change of control of CIGNA. If Part A is terminated in the fourth or fifth year following a change of control, additional benefits will be provided to participants, including an immediate 10% increase to persons receiving benefits and an annual 3% increase in benefits beginning at age 65. In addition, participants in Part A and Part B who are terminated, other than for cause, within three years following a change of control will receive certain benefits. Participants in Part A will receive up to three years of additional service credit and a floor amount of final average earnings based on their level of earnings when a change of control occurred. Participants in Part B will receive a special benefit credit for the year of termination equal to a percentage of adjusted eligible earnings.

                           TERMINATION OF EMPLOYMENT

CIGNA employees are entitled to severance benefits under certain circumstances, but not if they are terminated for cause or resign. Severance benefits include payments equal to the employee's salary rate at termination for a specified period based on the employee's years of service. The period is generally two to 52 weeks, but it is 13 to 104 weeks if the employee is terminated within two years after a change of control of CIGNA.

An employee terminated because of job elimination or within two years after a change of control of CIGNA also receives a supplemental payment equal to:

 -- For a termination from January 1 to March 31 -- the average of the bonuses paid during the two years before the year of termination, offset by any bonus paid in the year of termination;

 -- For a termination from April 1 to December 31 -- the average of the bonuses paid for the two years before the year of termination, prorated to reflect actual months worked in the year of termination; and

 --   The value of restricted CIGNA stock forfeited upon termination.

Executive level employees (including the named executive officers) who are terminated within two years after a change of control will receive:

 -- Payments, at the salary rate in effect at termination (regardless of years of service), for 156 weeks for senior executives (including the named executive officers) and 104 weeks for other executives;

 -- The higher of the bonus actually received for the preceding calendar year or the amount of the annual incentive bonus guideline applicable to the employee under the Corporation's incentive bonus plan immediately before the change of control multiplied by three for senior executives (including the named executive officers) and by two for other executives; and

 --   The value of restricted CIGNA stock forfeited upon termination.

If within two years after a change of control certain changes affect an executive level employee, and he or she then resigns following written notification to CIGNA, the resignation will be treated as a termination after a change of control. The covered changes are any reduction in compensation; any material reduction in authority, duties or responsibilities; or a relocation of the executive's office more than 35 miles from its location on the date of the change of control.

Executive level employees who are terminated as a result of conviction of a felony involving fraud or dishonesty directed against CIGNA will not receive the payments described above.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The functions performed by the People Resources Committee are described on page
11. All members of the Committee are outside directors.

SUMMARY

The main objective of CIGNA's executive compensation program is to pay for performance that increases shareholder value. CIGNA pays executives through:

 --   base salary

 --   annual bonus

 --   long-term incentives

Each is described below under "Elements of the Executive Compensation Program."

Annual bonus and long-term incentives vary based on competitive and absolute performance versus plan goals. These amounts are not guaranteed to any named executive because they are tied to CIGNA's business results. The annual bonus recognizes short-term business results and individual performance. Long-term incentives for executive officers are based upon sustained corporate-wide results, linked directly to shareholder value creation.

PROGRAM DESCRIPTION

For each senior executive, CIGNA establishes total pay targets based on median compensation levels for executives in comparable positions in similarly sized companies. In making comparisons, we consider a significant number of companies, including most of the companies in the S&P Insurance/Managed Care Indexes shown in the performance graph on page 27. Using these total pay targets, the Committee determines the appropriate competitive mix of compensation that will motivate the executives to achieve CIGNA's performance and strategic objectives and to remain with the company.

The Committee regularly monitors CIGNA's compensation program, keeping in mind the company's strategic goals as well as industry practices and trends. We modify the program when we believe a change will promote shareholder interests. For example, the stock option program was changed several years ago to provide that an executive who becomes employed by a competitor or engages in other activities deemed to be detrimental to CIGNA may forfeit certain gains realized from exercising options.

We expect CIGNA executives to demonstrate confidence in the company's future by owning a substantial amount of CIGNA stock. In particular, we expect the named executive officers to own stock valued at between five and seven times their salaries. The Committee reviews ownership levels annually.

We intend compensation paid to the named executive officers to be fully tax-deductible to the company.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

Base Salary

Base salary provides competitive annual compensation that reflects the scope and nature of basic job responsibilities. The Committee will grant a salary increase, if appropriate, based on an individual's performance and an assessment of whether the current salary is competitive relative to executives in comparable positions at similarly sized companies.

Annual Bonus

Named executive officers who are covered under Section 162(m) of the Internal Revenue Code earn awards under the shareholder-approved CIGNA Executive Incentive Plan. The Plan was designed to motivate these officers with competitive awards based upon achievement of competitive financial and operational goals. The Plan limits award amounts and complies with Section 162(m) of the Internal Revenue Code. The Plan does not pay awards unless CIGNA attains certain objective performance goals.

Annual bonus awards recognize contributions to annual business results as measured against competitors and against CIGNA's operational plans. In particular, we assess corporate-wide, business unit and individual performance in relation to the following major factors, listed in order of importance: earnings, revenue growth and cost management. Financial results must be achieved within the context of customer service, quality and financial integrity standards. We generally reward performance that meets CIGNA's operational plans and equals the results of the competition with a bonus that is equal to median bonus levels at other large companies. Better or worse performance can result in a bonus that is higher or lower than the median. An individual's bonus, reflecting personal contribution to business results, can range from 0 to 200% of the competitive median.

Long-Term Incentives

CIGNA offers long-term incentives to its executives under the CIGNA Long-Term Incentive Plan. These incentives may include Strategic Performance Units, restricted stock and stock options. In making long-term incentive awards in 2001, we intended to focus management on competitively superior long-term results, to align executives' interests with shareholder interests, to ensure that CIGNA executives have incentive opportunities comparable to their counterparts at CIGNA's competitors, and to motivate key executives to remain with the company. CIGNA's stock options typically have terms of ten years and vesting periods of up to three years.

CEO COMPENSATION

Mr. Hanway's overall compensation package acknowledges:

 -- achievement of continued operating improvements in our key health care businesses; progress in implementing a new retirement and investment strategy;

 --   people strengthening; and

 -- investments in customer service, technology and e-commerce that are expected to have a positive impact on future earnings.

Approximately 90% of Mr. Hanway's total pay opportunity is variable compensation (such as bonuses and stock options). It is at risk and tied to competitive corporate business results. Approximately one-third of his total compensation opportunity is based on annual competitive business performance; over half is dependent upon long-term, sustained competitively superior corporate-wide results. Mr. Hanway's total compensation opportunity (as well as the individual base salary and variable compensation components) is consistent with the total compensation opportunity for CEOs of comparable sized companies.

The Committee considers several factors to assess the performance of CIGNA and Mr. Hanway:

 --   profitability of each business unit;

 --   profit improvement;

 --   growth in revenue from profitable products/services;

 --   expense management;

 --   customer service; and

 -- specific measures that vary by business activity, such as profit margin and membership growth in the health care business and profitable asset growth in the pension business.

Mr. Hanway's compensation package for 2001 is itemized in the summary compensation table on page 18. (His payment in 2001 under the Long-Term Incentive Plan for the three-year period ending December 31,

2000 is included in the 2000 column of the table.) What follows is an explanation of how the Committee arrived at the amounts of the various components.

2001 Bonus. Mr. Hanway was awarded a bonus because CIGNA exceeded the objective financial performance goals established under the CIGNA Executive Incentive Plan. Specific issues that the Committee considered included CIGNA's earnings growth and earnings per share performance.

Payment under Long-Term Incentive Plan. The Committee approved a formula-generated value of $200 for each Strategic Performance Unit awarded in 1998. This amount, which reflects CIGNA's superior performance over the period from 1998 to 2000 compared to the peer group, was distributed in cash to Mr. Hanway and the other named executives officers because they met CIGNA's stock ownership guidelines (five to seven times salary).

Stock options. Mr. Hanway received options to recognize the financial results achieved in 2000 and to link his future compensation opportunity to the creation of additional shareholder value.

PEOPLE RESOURCES COMMITTEE:
     Louis W. Sullivan, M.D., Chairman
     Charles R. Shoemate
     Harold A. Wagner
     Carol Cox Wait
     Marilyn Ware

                               PERFORMANCE GRAPH

The following graph, which covers the five-year period ending December 31, 2001, compares the cumulative total shareholder return (assuming reinvestment of dividends) on CIGNA's common stock with the cumulative total shareholder return on (i) the Standard and Poor's (S&P) 500 Index and (ii) a weighted average of the S&P Managed Care and Life/Health Insurance Indexes.

                 FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*
[FIVE-YEAR TOTAL SHAREHOLDER RETURN* GRAPH]

                                                                                                           S&P MANAGED CARE,
                                                         CIGNA                   S&P 500 INDEX         LIFE/HEALTH INS. INDEXES**
                                                         -----                   -------------         --------------------------
12/31/96                                                  100                         100                         100
12/31/97                                                  129                         133                         114
12/31/98                                                  176                         171                         106
12/31/99                                                  186                         208                          93
12/29/00                                                  309                         189                         150
12/31/01                                                  220                         166                         138

----------------------------------------------------------------------------------------------------------------
                                     12/31/96     12/31/97     12/31/98     12/31/99     12/29/00     12/31/01
----------------------------------------------------------------------------------------------------------------
 CIGNA                                 $100         $129         $176         $186         $309         $220
 S&P 500 Index                         $100         $133         $171         $208         $189         $166
 S&P Managed Care, Life/Health
   Ins. Indexes**                      $100         $114         $106         $ 93         $150         $138

 * Assumes that the value of the investment in CIGNA common stock and each index was $100 on December 31, 1996 and that all dividends were reinvested.

** Weighted average of S&P Managed Care (75%) and Life/Health Insurance (25%)
   Indexes.

                         COMPLIANCE WITH SECTION 16(a)
                  BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

CIGNA's directors and executive officers are required to file reports of their holdings and transactions in CIGNA securities with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and representations from our executive officers and directors, we believe that all reports due in 2001 were filed as required.

                            LARGEST SECURITY HOLDERS

This table lists shareholders that filed Schedules 13G indicating that they beneficially owned more than five percent of CIGNA's common stock as of December 31, 2001. We prepared the table using information from Schedules 13G filed by the beneficial owners listed and other sources.

                                                  AMOUNT AND NATURE OF
                                                  BENEFICIAL OWNERSHIP              PERCENT OF CLASS
   NAME AND ADDRESS OF BENEFICIAL OWNER             AS OF 12/31/2001                 AS OF 12/31/01
 -------------------------------------------------------------------------------------------------------
 JP Morgan Chase & Company                             11,600,816                         8.20%
 270 Park Avenue
 New York, NY 10017

 Wellington Management Company, LLP                     8,455,430                         5.97%
 75 State Street
 Boston, MA 02109

 -- JP Morgan Chase & Company reported on Schedule 13G that it held these shares for the accounts of discretionary clients. These clients have the right to receive dividends and any proceeds from the sale of these shares. JP Morgan Chase reported sole voting power as to 8,006,144 shares, shared voting power as to 1,653,358 shares, sole dispositive power as to 9,725,006 shares and shared dispositive power as to 1,871,210 shares. JP Morgan Chase reported to the Securities and Exchange Commission that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

 -- Wellington Management Company, LLP reported on Schedule 13G that it held these shares for the accounts of discretionary clients. These clients have the right to receive dividends and any proceeds from the sale of these shares. Wellington reported it does not have sole voting or dispositive power for any of these shares, but has shared voting power as to 1,310,230 of these shares, and shared dispositive power as to all of these shares. Wellington reported to the Securities and Exchange Commission that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

                             SOLICITATION EXPENSES

CIGNA will bear the cost of soliciting your proxy. We will enlist the help of banks and brokerage houses in soliciting proxies from their customers, and reimburse them for their out-of-pocket expenses. In addition, we have engaged Georgeson Shareholder Communications, Inc. to assist in soliciting proxies. Georgeson will receive a fee of approximately $15,000 plus reasonable out-of-pocket expenses for this work.

Proxies will be solicited personally, through the mail, by telephone, or via the Internet. Directors, officers, employees, and agents of CIGNA or its subsidiaries may assist in solicitation efforts.

                              2003 ANNUAL MEETING

The 2003 Annual Meeting will be Wednesday, April 23, 2003 at a time and location to be announced later. The board may change this date if necessary.

CIGNA's Corporate Secretary must receive a shareholder proposal by November 22, 2002 for the proposal to be eligible for inclusion in our proxy materials for the next annual meeting. Shareholders can present other proposals from the floor of the annual meeting only if the Corporate Secretary receives notice and certain information before January 23, 2003. Any shareholder who wishes to introduce a proposal should consult CIGNA's by-laws and applicable proxy rules of the Securities and Exchange Commission.

If you wish to nominate someone for the board of directors, you must notify the Corporate Secretary before January 23, 2003. The notice must include certain information, specified in the by-laws, about yourself and your nominee(s). Each nominee must also provide the Corporate Secretary with written consent to serve if elected.

                                              CAROL J. WARD, Corporate Secretary

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

Purpose

RESOLVED, That the Audit Committee shall review and report to the Board regarding:

 --   The appropriateness of the Corporation's accounting policies.

 -- The adequacy of the Corporation's internal controls and reliability of the Corporation's financial information reported to the public.

 --   The Corporation's compliance with legal and regulatory requirements.

 -- The independence and performance of the Corporation's internal auditors and Independent Accountants.

Composition

RESOLVED, That the Audit Committee shall be appointed by the Board and shall have at least three members. All members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.

Matters Pertaining to Independent Accountants

RESOLVED, That the Independent Accountants shall have ultimate accountability to the Audit Committee and the Board of Directors.

RESOLVED, That the Audit Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Accountants.

RESOLVED, That the Audit Committee shall:

 -- Review the terms of the engagement of the Independent Accountants, including the scope of their audit, proposed fees and personnel qualifications. Periodically review information from the Independent Accountants pertaining to the Independent Accountants' independence, discuss such information with the Independent Accountants and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of such independence. Review quarterly the results with the Independent Accountants before filing with the Securities and Exchange Commission or authorize the Audit Committee Chairman to conduct such a review.

 -- Review with the Independent Accountants and management the results of the Independent Accountant's year-end audit. Review the Independent Accountant's Annual Report on Internal Controls with the Independent Accountants and management. Receive and review required communications from the Independent Accountants.

Matters Pertaining to the General Auditor

RESOLVED, That the Audit Committee shall:

 -- Review with the General Auditor the Corporation's major financial and business risk exposures and steps taken to monitor and control such exposures.

 -- Review with the General Auditor planned Internal Audit activities and the results of Internal Audit activities.

Matters Pertaining to Filings with Government Agencies

RESOLVED, That the Audit Committee shall:

 -- Review with the Independent Accountants and management the Corporation's Form 10-K, and, if satisfied, recommend its approval to the Board for filing with the Securities and Exchange Commission.

 -- Review with management the Corporation's proxy statement and related materials, and, if satisfied, recommend their approval to the Board for filing with the Securities and Exchange Commission.

Controls

RESOLVED, That the Audit Committee shall:

 -- Review with management and the General Auditor the adequacy and effectiveness of the Corporation's internal controls.

 -- Review the Corporation's procedures with respect to appropriateness of significant accounting policies and adequacy of financial controls.

Compliance and Legal Matters

RESOLVED, That the Audit Committee shall:

 --   Review and monitor the Corporation's Compliance Program.

 -- Review with the Corporation's General Counsel material litigation and other legal matters as appropriate.

Other Matters

RESOLVED, That in order to carry out and effectuate the purposes of the foregoing resolutions, the Audit Committee shall have authority as it deems necessary to confer with the Corporation's Independent Accountants, Internal Auditors and Officers and to conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

Charter Review

RESOLVED, That the Audit Committee shall reassess the adequacy of its charter annually and recommend any proposed changes to the Board for approval.

                                                                      APPENDIX B

                         CIGNA EXECUTIVE INCENTIVE PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 1, 2002)

                                   ARTICLE 1
                              STATEMENT OF PURPOSE

The CIGNA Executive Incentive Plan is intended to provide annual incentive bonuses to executive officers of the Company if annual performance goals are achieved. The Plan is also intended to qualify as a performance based compensation plan under Section 162(m) of the Internal Revenue Code.

                                   ARTICLE 2
                                  DEFINITIONS

The terms used in this Plan include the feminine as well as the masculine gender and the plural as well as the singular, as the context in which they are used requires. The following terms, unless the context requires otherwise, are defined as follows:

2.1  "AWARD" means the incentive compensation determined by the Committee under
Section 4.4 of the Plan.

2.2  "BOARD" means the CIGNA board of directors.

2.3  "CIGNA" means CIGNA Corporation, a Delaware corporation, or any successor.

2.4 "CIGNA LTIP" means the CIGNA Long-Term Incentive Plan, or any successor plan under which grants of Common Stock or Restricted Stock are authorized.

2.5  "CODE" means the Internal Revenue Code of 1986, as amended.

2.6 "COMMITTEE" means the People Resources Committee of the Board or any successor committee with responsibility for compensation, or any subcommittee, as long as the number of Committee members and their qualifications shall at all times be sufficient to meet the requirements for "outside directors" under
Section 162(m), as in effect from time to time.

2.7  "COMMON STOCK" means CIGNA common stock other than Restricted Stock.

2.8  "COMPANY" means CIGNA and/or its Subsidiaries.

2.9 "DEFERRED COMPENSATION PLAN" means the CIGNA Deferred Compensation Plan, a similar or successor plan, or other arrangement for the deferral of compensation specified by the Committee.

2.10  "DISABILITY" means permanent and total disability as defined in Code
Section 22(e)(3).

2.11 "EMPLOYER" means the Company that employs a Participant during a Performance Period.

2.12 "EXECUTIVE OFFICER" means any Company employee who is an "executive officer" as defined in Rule 3b-7 promulgated under the Exchange Act.

2.13  "EXCHANGE ACT" means the Securities Exchange Act of 1934.

2.14  "PARTICIPANT" means an employee described in Article 3 of the Plan.

2.15 "PERFORMANCE PERIOD" means the period for which an Award may be made. Unless otherwise specified by the Committee, the Performance Period shall be a calendar year.

2.16 "PLAN" means the CIGNA Executive Incentive Plan, as it may be amended from time to time. This Plan is deemed to be a Qualifying Incentive Plan under
Section 9.1 of the CIGNA LTIP.

2.17 "RESTRICTED STOCK" means CIGNA common stock that is subject to restrictions on sale, transfer, or other alienation for a period specified by the Committee.

2.18 "RETIREMENT" means a Termination of Employment, after appropriate notice to the Company, (a) on or after age 65 with eligibility for immediate annuity benefits under a qualified pension or retirement plan of the Company, or (b) upon such terms and conditions approved by the Committee, or officers of the Company designated by the Board or the Committee.

2.19  "SEC" means the Securities and Exchange Commission.

2.20 "SECTION 162(m)" means Code Section 162(m) and regulations promulgated thereunder by the Secretary of the Treasury.

2.21 "SUBSIDIARY" means any corporation of which more than 50% of the total combined voting power of all classes of stock entitled to vote, or other equity interest, is directly or indirectly owned by CIGNA; or a partnership, joint venture or other unincorporated entity of which more than a 50% interest in the capital, equity or profits is directly or indirectly owned by CIGNA; provided that such corporation, partnership, joint venture or other unincorporated entity is included in the Company's consolidated financial statements under generally accepted accounting principles.

2.22 "TERMINATION OF EMPLOYMENT" means (a) the termination of the Participant's active employment relationship with the Company, unless otherwise expressly provided by the Committee, or (b) the occurrence of a transaction by which the Participant's employing Company ceases to be a Subsidiary.

                                   ARTICLE 3
                                 PARTICIPATION

Any Executive Officer designated by the Committee shall be a Participant in the Plan and shall continue to be a Participant until any Award he may receive has been paid or forfeited under the terms of the Plan.

                                   ARTICLE 4
                                INCENTIVE AWARDS

4.1 OBJECTIVE PERFORMANCE GOALS. The Committee shall establish written, objective performance goals for a Performance Period not later than 90 days after the beginning of the Performance Period (but not after more than 25% of the Performance Period has elapsed), or by some other date required or permitted under Section 162(m). The objective performance goals shall be stated as specific amounts of, or specific changes in, one or more of the financial measures described in Section 4.2 of the Plan. The objective performance goals need not be the same for different Performance Periods and for any Performance Period may be stated: (a) as goals for CIGNA, for one or more of its subsidiaries, divisions, business units, lines of business, or for any combination of the foregoing; (b) on an absolute basis or relative to the performance of other companies or of a specified index or indices, or be based on any combination of the foregoing; and (c) separately for one or more of the Participants, collectively for the entire group of Participants, or in any combination of the two.

4.2 FINANCIAL MEASURES. The Committee shall use any one or more of the following financial measures to establish objective performance goals under
Section 4.1 of the Plan: revenues, earnings, earnings per share, shareholders' equity, return on equity, assets, return on assets, capital, return on capital, book value, economic value added, operating margins, cash flow, shareholder return, expenses, expense ratios, or market share. The Committee may specify any reasonable definition of the financial measures it uses. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to: realized investment gains and losses; extraordinary, unusual or non-recurring items; effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve strengthening, or financing activities; expenses for restructuring or productivity initiatives; and other non-operating items.

4.3 PERFORMANCE EVALUATION. Within a reasonable time after the close of a Performance Period, the Committee shall determine whether the objective performance goals established for that Performance Period have been met. If the objective performance goals and any other material terms established by the Committee have been met, the Committee shall so certify in writing.

4.4  AWARD.  If the Committee has made the written certification under Section
4.3 for a Performance Period, each Participant to whom the certification applies shall be eligible for an Award for that Performance Period. The Award for each such Participant shall consist of (a) cash in the amount of $3 million and (b) in lieu of additional cash, 75,000 shares of Common Stock and/or Restricted Stock to be paid under Article 9 of the CIGNA LTIP. For any Performance Period, however, the Committee shall have the sole and absolute discretion to reduce the amount of, or eliminate entirely, the Award to one or more of the Participants. Payment of all or part of an Award in Common Stock or Restricted Stock shall be made under and subject to the terms and conditions of the CIGNA LTIP and the applicable grant. In the event of a stock dividend, stock split, or other subdivision or combination of the Common Stock, the number of shares of Common Stock and/or Restricted Stock that a Participant may receive as an Award under the Plan will be adjusted accordingly. If the outstanding shares of Common Stock and/or Restricted Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of CIGNA or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination, the Committee shall make an appropriate adjustment in the number and/or kind of shares that may be awarded under this Plan.

4.5  PAYMENT OF THE AWARD.

(a) When the Committee makes its determination under Section 4.4, it shall also determine in its sole discretion whether a payment of an Award in the form of cash or Common Stock shall be made immediately or deferred until a later date or the occurrence of a particular event. An Award in the form of Restricted Stock shall be deemed granted by the Committee on the date of the Award.

(b) If the Committee determines that payment of an Award is to be made immediately, then as soon as practicable after the Committee's determination under Section 4.4, but subject to Section 4.6(a), the Employer shall pay the cash Award to the Participant and/or CIGNA Corporation shall issue and deposit the Common Stock and/or Restricted Stock into the stock account maintained for the Participant under the CIGNA LTIP.

(c) If the Committee defers payment of a cash Award, then, on the date or after the event specified by the Committee, the Employer shall make the cash Payment, together with any interest or hypothetical investment return as may be specified by the Committee in its deferral determination. If the Committee defers payment of a Common Stock Award, the deferral shall be treated as a deferral of Common Stock under the terms of the Deferred Compensation Plan.

(d) The Participant may voluntarily defer receipt of an Award in the form of cash or Common Stock under the terms of the Deferred Compensation Plan. Any interest rate or hypothetical investment return credited on a voluntarily deferred Award shall be one that will produce a rate of return not considered to be an impermissible increase in compensation under Section 162(m).

(e) Deferred Awards will not be funded but will be a general obligation of the Employer and will be payable out of that Employer's general assets.

(f) The Employer shall have the right to deduct from any cash Award any applicable Federal, state and local income and employment taxes and any other amounts that the Company is required to deduct. Deductions from an Award in the form of Common Stock and/or Restricted Stock shall be governed by Section 15.6 of the CIGNA LTIP and the terms of the Award.

4.6  ELIGIBILITY FOR PAYMENTS.

(a) Except as otherwise provided in this Section 4.6:

     (1) A Participant shall be eligible to receive an Award for a Performance Period only if the Participant is employed by the Company continuously from the beginning of the Performance Period to the date of the Committee's determination under Section 4.4; and

     (2) A Participant shall be eligible to receive payment of an Award deferred by the Committee only if the Participant is also employed by the Company continuously from the date of the Committee's determination under Section 4.4 to the date or event specified by the Committee.

(b) Under paragraph 4.6(a), a leave of absence that lasts less than three months and that is approved in accordance with applicable Company policies is not a break in continuous employment. In the case of a leave of absence of three months or longer, (1) the Committee shall determine whether the leave of absence constitutes a break in continuous employment and (2) if a Participant is on a leave of absence on the date that an Award or payment of the Award is to be made, the Committee may require that the Participant return to active employment with the Company at the end of the leave of absence as a condition of receiving the Award or payment. Any determination as to a Participant's eligibility for an Award or payment under this Section 4.6(b) may be deferred for a reasonable period after such return.

(c) If a Participant's Termination of Employment occurs after the end of a Performance Period but before the Committee makes an Award, and the Termination of Employment is on account of Retirement, death or Disability, the Committee shall determine whether to make an Award to or on behalf of the Participant.

(d) If a Participant's Termination of Employment occurs after the Committee makes a deferred Award under paragraph 4.5(a) but before the Award payment is made:

     (1) The Award payment shall be made as if the Participant had remained continuously employed until the date of payment if the Termination of Employment is on account of Disability;

     (2) The Award payment shall be made as soon as practicable (and the payee shall be determined under the provisions of the Deferred Compensation Plan applicable to distributions upon the death of a participant), if the Termination of Employment is on account of death; and

     (3) The Committee shall determine whether an Award payment shall be made to the Participant or forfeited if the Termination of Employment is on account of Retirement.

(e) Notwithstanding any other provision of the Plan, if a Participant's Termination of Employment occurs after he receives an Award in the form of Restricted Stock, the terms of the stock grant and the CIGNA LTIP shall be applicable.

                                   ARTICLE 5
                                 ADMINISTRATION

5.1 GENERAL ADMINISTRATION. The Plan is to be administered by the Committee, subject to such requirements for review and approval by the Board as the Board may establish. Subject to the terms and conditions of the Plan, the Committee is authorized and empowered in its sole discretion to select Participants and to make Awards in such amounts and upon such terms and conditions as it shall determine.

5.2 ADMINISTRATIVE RULES. The Committee shall have full power and authority to adopt, amend and rescind administrative guidelines, rules and regulations pertaining to this Plan and to interpret the Plan and rule on any questions respecting any of its provisions, terms and conditions.

5.3 COMMITTEE MEMBERS NOT ELIGIBLE. No member of the Committee shall be eligible to participate in this Plan.

5.4 DECISIONS BINDING. All decisions of the Committee concerning this Plan shall be binding on CIGNA and its Subsidiaries and their respective boards of directors, and on all Participants and other persons claiming rights under the Plan.

5.5 SECTION 162(m); SHAREHOLDER APPROVAL. Awards under this Plan are intended to satisfy the applicable requirements for the performance-based compensation exception under Section 162(m). It is intended that the Plan be administered, interpreted and construed so that Award payments remain tax deductible to the Company. Any Awards under this Plan shall be contingent upon shareholder approval of the Plan in accordance with Section 162(m) and applicable Treasury regulations. Unless and until such shareholder approval is obtained, no Award shall be made under this Plan.

                                   ARTICLE 6
                            AMENDMENTS; TERMINATION

The Plan may be amended or terminated by the Board or Committee. All amendments to this Plan, including an amendment to terminate the Plan, shall be in writing. An amendment shall not be effective without the prior approval of the shareholders of CIGNA Corporation if such approval is necessary to continue to qualify Awards as performance based compensation under Section 162(m), or otherwise under Internal Revenue Service or SEC regulations, the rules of the New York Stock Exchange or any other applicable law or regulations. Unless otherwise expressly provided by the Board or Committee, no amendment to this Plan shall apply to Awards made before the effective date of the amendment. A Participant's rights with respect to any Awards made to him may not be abridged by any amendment, modification or termination of the Plan without his individual consent.

                                   ARTICLE 7
                                OTHER PROVISIONS

7.1 DURATION OF THE PLAN. The Plan shall remain in effect until all Awards made under this Plan have been paid or forfeited under the terms of this Plan, and all Performance Periods related to Awards made under the Plan have expired.

7.2 AWARDS NOT ASSIGNABLE. No Award, or any right thereto, shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution. Any other attempted assignment or alienation shall be void and of no force or effect.

7.3 PARTICIPANT'S RIGHTS. The right of any Participant to receive any Award payments under the provisions of the Plan shall be an unsecured claim against the general assets of the Employer. The Plan shall not create, nor be construed in any manner as having created, any right by a Participant to any Award for a Performance Period because of a Participant's Participation in the Plan for any prior Performance Period, or because the Committee has made a written certification under Section 4.3 of the Plan for the Performance Period.

7.4 TERMINATION OF EMPLOYMENT. CIGNA and each Subsidiary retain the right to terminate the employment of any employee at any time for any reason or no reason, and an Award is not, and shall not be construed in any manner to be, a waiver of such right.

7.5 SUCCESSORS. Any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of CIGNA's business or assets, shall assume CIGNA's liabilities under this Plan and perform any duties and responsibilities in the same manner and to the same extent that CIGNA would be required to perform if no such succession had taken place.

            [GREGG CONFERENCE CENTER MAP AND TRAVEL DIRECTIONS]

[COMMAND FINANCIAL
PRESS CORPORATION LOGO]

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This PDF has been created using the Adobe(R) approved method for generating
Print Optimized Output. To assure proper results, proofs must be printed, not
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This PDF is compatible with Adobe(R) Acrobat Reader Version 3.0, but we
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www.commandfinancial.com.

                          PROXY/VOTING INSTRUCTION CARD

                                CIGNA CORPORATION

PROXY

            THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Robert A. Lukens, the Corporation's Assistant Corporate Secretary, and Carol J. Ward, the Corporation's Corporate Secretary, or either of them, proxies with full power of substitution and each of them is hereby authorized to represent the under-signed and vote all shares of the Corporation held of record by the undersigned on February 28, 2002 and all of the shares as to which the undersigned then had the right to give voting instructions to the record holder (trustees) under the CIGNA 401(k) Plan and the Intracorp 401(k) Performance Sharing Plan at the Annual Meeting of Shareholders, to be held at The Gregg Conference Center at The American College, 270 S. Bryn Mawr Avenue, Bryn Mawr, PA 19010 on April 24, 2002, at 3:30 p.m. or at any adjournment thereof, on the matters set forth below:

1. ELECTION OF DIRECTORS, Nominees for terms expiring April 2005.
         01. Peter N. Larson, 02. Joseph Neubauer, 03. Carol Cox Wait, 04. Marilyn Ware.

2. RATIFY the Appointment of PricewaterhouseCoopers LLP as Independent Accountants.

3. Approve the CIGNA Executive Incentive Plan.

In their discretion, upon such other matters as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate selections (either on this card or electronically), but you need not make any selections if you wish to vote in accordance with the Board of Directors' recommendations, so long as you submit your proxy.

If you use this card to vote, you must sign it on the reverse side in order for your vote to be counted.

                                                                SEE REVERSE SIDE

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



                                  [CIGNA LOGO]



                                CIGNA CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 2002

                                    3:30 P.M.

                         THE GREGG CONFERENCE CENTER AT

                              THE AMERICAN COLLEGE

                             270 S. BRYN MAWR AVENUE
                               BRYN MAWR, PA 19010

[x]       PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

                            FOR          WITHHELD

1. Election of              [ ]            [ ]
   Directors.
   (see reverse)




For, except vote withheld from the following nominee(s):

                                               FOR        AGAINST     ABSTAIN


2. Ratify the Appointment of                   [ ]          [ ]         [ ]
   PricewaterhouseCoopers
   LLP as Independent Accountants.


3. Approve the CIGNA
   Executive Incentive Plan.


Mark here if you would like your voting instructions to be confidential pursuant to the procedures on confidential voting described in the Proxy Statement. Marking this box will not absolve you of any independent fiduciary or other legal obligation to report how you voted nor prevent the inspectors from disclosing your vote if required by law or if otherwise permitted by the procedures.

Voting instructions for positions held in the CIGNA 401(k) Plan and the Intracorp 401(k) Performance Sharing Plan will be held confidential.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-------------------------------------------------


-------------------------------------------------
 SIGNATURE (S)                        DATE



--------------------------------------------------------------------------------
     - FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE -

                                  [CIGNA LOGO]
Dear Shareholder:

We encourage you to take advantage of the convenient ways to submit your proxy or voting instructions. You can do so electronically through the Internet or by telephone. This would eliminate the need to return the attached Proxy/ Voting Instruction Card.

To submit your proxy or voting instructions electronically you must use the control number printed in the box above, just below the perforation. The control number that appears in the box above must be used to access the system.

1.       To use the telephone:

         - On a touch-tone telephone call 1-877-779-8683 24 hours a day, 7 days a week.

         -        If you are outside of the United States or Canada, call
                  1-201-536-8073.

2.       To use the Internet:

         - Log on to the Internet and go to the web site http://www.eproxyvote.com/ci


Your electronic submission authorizes the named proxies in the same manner as if you marked, signed, dated and returned the Proxy/Voting Instruction Card. Please refer to "How to Vote" in the proxy statement for additional information on submitting electronic proxy or voting instructions.

If you choose to submit your proxy or voting instructions electronically, you need not mail back the Proxy/Voting Instruction Card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

TRAVEL DIRECTIONS

FROM CENTER CITY PHILADELPHIA AND SOUTH JERSEY
Take I-76 West (Schuylkill Expressway) to I-476 (Blue Route) South. Proceed on I-476 south to next exit. Exit 5 (US 30-St. Davids/Villanova). Bear right and follow signs for US 30 East (Lancaster Ave.) Continue with directions for "Once On US 30 (Lancaster Ave.)..."

FROM PA TURNPIKE
(EAST OF VALLEY FORGE) AND NORTH
Exit PA Turnpike at Exit 25A (MidCounty). Proceed through toll plaza, follow signs for I-476 (Blue Route) South. Proceed I-476 South for 8 miles, to Exit 5 (US 30-St. Davids/Villanova). Bear right and follow signs for US 30 (Lancaster Ave.) Continue with directions below for "Once On US 30 (Lancaster Ave.)..."

FROM PHILADELPHIA INTERNATIONAL
AIRPORT AND DELAWARE
From Airport follow signs for I-95 South. From Delaware take I-95 North. Proceed on I-95. Follow signs for I-476 (Blue Route) North (near MacDade Boulevard exit). Travel on I-476 North for 14 miles to Exit 5 (US 30-St.
Davids/Villanova). Bear right and follow signs for US 30 (Lancaster Ave.) Continue with directions for "Once On US 30 (Lancaster Ave.)..."

FROM KING OF PRUSSIA, VALLEY FORGE
AND PA TURNPIKE
(WEST OF VALLEY FORGE)
Exit PA Turnpike at Exit 24 (Valley Forge). Proceed through tolls onto I-76 East (Schuylkill Expressway). From King of Prussia area, take Rt. 202 to I-76 East (Schuylkill Expressway). Travel on I-76 East to Exit 28A, follow signs for I-476 (Blue Route) South (Chester). Proceed on I-476 South; Exit 5 (US 30-St. Davids/Villanova). Bear right and follow signs for US 30 (Lancaster Ave.) Continue with directions for "Once On US 30 (Lancaster Ave.)..."

ONCE ON US 30
(LANCASTER AVENUE, FROM I-476)
Continue on Route 30 East for approximately 2.5 mles (12 traffic lights). Along the way you will pass Villanova University. You will enter the town of Bryn Mawr. Pass an ACME Market. At the 12th traffic light, just past the Bryn Mawr Movie Theatre on the right, turn right onto Bryn Mawr Avenue (Bryn Mawr Trust is on the left). Continue on Bryn Mawr Avenue through 2 traffic lights. The American College campus entrance is on the right. Once on campus, follow signs for Gregg Center Visitor Parking.

BY TRAIN
There is frequent SEPTA commuter service, on the R5, between Bryn Mawr and Philadelphia's 30th Street Station and Suburban Station. Travel time is approximately 20 minutes. The Bryn Mawr Station is four blocks from the Gregg Center. The Route 100 Line is only 2 blocks from the Gregg Center.

                                Cigna Corporation

                          2002 Telephone Voting Script

                   Toll Free: 1-877-PRX-VOTE or 1-877-779-8683


1. Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2. Enter the Voter Control Number as it appears on the card followed by the pound sign.

3.       One moment please while we verify your information.

4. Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.       The company that you are voting is Cigna Corporation.

6. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.

         If 1, go to 8.
         If 2, go to 9.

8. If you would like your voting instructions to be confidential press 1 (see A). If not press 2 (see B)

         (A): you have cast your votes as follows. You have voted in the manner recommended by the board of directors. To confirm your vote, press 1 (see A1). To cancel your vote, press 2 (see B1).

         (B): You have cast your votes as follows. You have voted in the manner recommended by the board of directors. To confirm your vote, press 1 (see A1). To cancel your vote press 2 (B1)

         (A1): Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press

         1 (go to beginning). Otherwise please hang up and mark, sign and return your card in the envelope provided. Thank you for calling.

9. Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

         If 1, go to 10.
         If 2, go to 10.
         If 3, go to Director Exception.

                  Director Exception

                  Enter the 2-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key. Or if you have completed voting on directors, press the pound key again.

                           If pound key entered twice, go to the next item. If valid nominee number, go to Next Nominee.

                  Next Nominee

                  To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors press the pound key again.

                           If pound key entered twice, go to the next item. If valid nominee number, go to Next Nominee.

                  Invalid Nominee Number

                  You have entered an invalid nominee number.
                           {Go to Next Nominee.}

10.      Item # 2.  To vote for, press 1; against, press 2; abstain, press 3.

         If 1, go to 11.
         If 2, go to 11.
         If 3, go to 11.

11.      Item # 3.  To vote for, press 1; against, press 2; abstain, press 3.

         If 1, go to 12.
         If 2, go to 12.
         If 3, go to 12.

12.      See # 8.


                  Playback {Playback the appropriate vote for this proxy card.}

                  DEFAULT PLAYBACK You have voted in the manner recommended by the Board of Directors.

                  DIRECTOR PROPOSAL PLAYBACK

                  VOTED FOR ALL NOMINEES: Item #. You have voted for all nominees.

                  WITHHOLD FROM ALL NOMINEES: Item #. You have voted to withhold your vote from all nominees.

                  WITHHOLD FROM INDIVIDUAL NOMINEES: Item #. You have voted for all nominees except for the following nominee numbers

                  FOR/AGAINST/ABSTAIN PROPOSAL PLAYBACK
                  Item # {For | Against | Abstain}


                  INVALID CONTROL NUMBERS

                  We are unable to authenticate the information that you entered.

                  NO KEY PRESSED

                  Go to the same item (repeat three times); otherwise, go to Error.

                  INVALID NUMBER

                  Go to the same item (repeat three times); otherwise, go to Error.

                  ERROR

                  We are unable to process your request at this time. Thank you for calling.

                           {Call ends.}

                                                        [CIGNA LOGO]

                                                         CIGNA Corporation
                                                         One Liberty Place
                                                         1650 Market Street
                                                         Philadelphia, PA
                                                         19192-1550
                                                         March 22, 2002

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

CIGNA and Intracorp 401(k) Participants:

The annual meeting of shareholders will be held on Wednesday, April 24, 2002 at 3:30 p.m. at The Gregg Conference Center at The American College, at 270 S. Bryn Mawr Avenue, Bryn Mawr, Pennsylvania. Directions to The Gregg Conference Center are on the back of the attached proxy statement.

At the meeting, we will ask the shareholders to:

1. Elect four directors for terms expiring in April 2005;

2. Ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2002; and

3. Approve the CIGNA Executive Incentive Plan.

We plan a brief business meeting focused on these items, then we will attend to any other proper business that may arise. We also will offer time for your questions and comments.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1, 2 AND 3. These proposals are described in the proxy statement. CIGNA's 2002 Proxy Statement and 2001 Annual Report to Shareholders are available on CIGNA Central by clicking on the CIGNA Financial button. If you do not have access to CIGNA Central, please contact CIGNA's Shareholder Services Department at 215-761-3516 for a copy of the Annual Report and Proxy Statement.

CIGNA shareholders of record at the close of business on February 28, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof. As investors in the CIGNA Stock Fund of your 401(k) plan, you are entitled to pass-through voting rights at the 2002 Annual Meeting based on the amount of money you had invested in the CIGNA Stock Fund on February 28, 2002. CIGNA encourages you to exercise your right to vote by any of the following means:

1. By returning the completed, signed and dated voting instruction card in the enclosed envelope;

2. By telephone at 1-877-779-8683 (or 1-201-536-8073 if outside the United States or Canada) or;

3. Over the Internet at http://www.eproxyvote.com/ci.

Your vote is important even if you have a small investment in the CIGNA Stock Fund. Your vote must be received by 5:00 E.D.T on April 19, 2002.

Sincerely,

[/s/ H. EDWARD HANWAY]
H. EDWARD HANWAY
Chairman and Chief Executive Officer

By order of the Directors

[/s/ CAROL J. WARD]
CAROL J. WARD, Corporate Secretary
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STEP 1

WELCOME TO THE EQUISERVE ONLINE VOTING WIZARD!

Just follow a few simple steps to complete the secure online voting process:

  AUTHENTICATION:       Login using your voter control number

  DELIVERY PREFERENCE:  Setup future delivery of your annual meeting materials

  VOTING:               Cast your vote and receive your confirmation online

  FINISH:               Update your address and review other options

If you have more than one proxy card, instruction card or ballot, please vote them one card at a time. To get started now, login below and click "Continue".

STEP 1: AUTHENTICATION

Enter the voter control number as it appears on your
proxy card, instruction card or ballot                  [                      ]

Enter the last 4 digits of the U.S. social security
number (SSN) or the U.S. taxpayer identification
number (TIN) for this account*                          [     ]

*If you do not have a SSN or TIN for this account, please leave this box blank.


                                                                   [CONTINUE >>]
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STEP 2

WELCOME
        SOLAR HUNTER
        1000 MAIN STREET
        ANYWHERE, NJ 12345

DELIVERY PREFERENCE

Select how you would like to receive your future annual meeting materials:

    [ ]   Postal mail -or-

    [ ]   Electronically (View Terms and Conditions for Electronic Delivery)

          E-mail address (e.g., name@xyz.com)  [                      ]

          Enter e-mail address again for validation  [                      ]


                                                                   [CONTINUE >>]
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STEP 3

CIGNA CORPORATION

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Robert A. Lukens, the Corporation's Assistant Corporate Secretary, and Carol J. Ward, the Corporation's Corporate Secretary, or either of them, proxies with full power of substitution and each of them is hereby authorized to represent the undersigned and vote all shares of the Corporation held of record by the undersigned on February 28, 2002 and all of the shares as to which the undersigned then had the right to give voting instructions to the record holder (trustees) under the CIGNA 401(k) Plan and the Intracorp 401(k) Performance Sharing Plan at the Annual Meeting of Shareholders, to be held at The Gregg Conference Center at The American College, 270 S. Bryn Mawr Avenue, Bryn Mawr, PA 19010 on April 24, 2002, at 3:30 p.m. or at any adjournment thereof, on the matters set forth below:

1. ELECTION OF DIRECTORS, nominees for terms expiring April 2005:
01. Peter N. Larson 02. Joseph Neubauer 03. Carol Cox Wait 04. Marilyn Ware;

2. RATIFY the Appointment of PricewaterhouseCoopers LLP as Independent Accountants;

3. APPROVE the CIGNA Executive Incentive Plan; and

In their discretion, upon such other matters as may properly come before the meeting.

Voting instructions for positions held in the CIGNA 401(k) Plan and the Intracorp 401(k) Performance Sharing Plan will be held confidential.

CIGNA CORPORATION DIRECTORS RECOMMEND A VOTE:

      "FOR" ALL NOMINEES

      "FOR" PROPOSAL 2

      "FOR" PROPOSAL 3

Check this box to cast your vote in accordance with the recommendations of Cigna Corporation Directors: [ ]

CIGNA CORPORATION DIRECTORS RECOMMEND A VOTE "FOR" ALL NOMINEES.

  1. Election of Directors
    [ ] FOR ALL NOMINEES, EXCEPT AS NOTED BELOW  [ ] WITHHOLD AS TO ALL NOMINEES
    [ ] Peter N. Larson
    [ ] Joseph Neubauer
    [ ] Carol Cox Wait
    [ ] Marilyn Ware

CIGNA CORPORATION DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 2.

2. Ratify the Appointment of PricewaterhouseCoopers LLP as Independent
   Accountants.                                  [ ] FOR [ ] AGAINST [ ] ABSTAIN

CIGNA CORPORATION DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 3.

3. Approve the CIGNA Executive Incentive Plan.   [ ] FOR [ ] AGAINST [ ] ABSTAIN

IF APPLICABLE, CLICK THE OPTION BOX:

                        If you would like your voting instructions to be confidential pursuant to the procedures on confidential voting described in the Proxy Statement. Marking this
                 [ ] box will not absolve you of any independent fiduciary or other legal obligation to report how you voted nor prevent the inspectors from disclosing your vote if required by law or if otherwise permitted by the procedures.

To cast your vote please click "Submit".                             [SUBMIT >>]
(NOTE: Your vote will not be counted until you click "Submit".)
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STEP 3
                                                             [X] [E-MAIL A COPY]


        SOLAR HUNTER
        1000 MAIN STREET
        ANYWHERE, NJ 12345
        CONTROL NUMBER: 11671999999912
        CONFIRMATION NUMBER: 592379
        DATE: THU MAR 21 2002 11:09:52 CDT

Thank you for using EquiServe's Vote-By-Net facility.

STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

1. Election of Directors                                        FOR ALL NOMINEES


2. Ratify the Appointment of PricewaterhouseCoopers LLP         FOR
   as Independent Accountants.

3. Approve the CIGNA Executive Incentive Plan.                  FOR

Please keep a copy for your records. To change your vote click "Back".

You can now vote another ballot or go to Cigna Corporation Homepage or click "Finish" to exit to EquiServe Homepage.


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